RALSTON PURINA COMPANY




                             Ralston Purina Company
                        Restated Savings Investment Plan















                                                          Ralston Purina Company
                                                                       1/01/1999

                                Table of Contents

                                                                            Page
                                                                            ----

Recitals                                                                       1


ARTICLE  I  -  Definitions                                                     3
Section  1.01  -  Accounts                                                     3
                  --------
Section  1.02  -  Affiliated  Company                                          3
                  -------------------
Section  1.03  -  After-Tax  Supplemental  Contributions                       3
                  --------------------------------------
Section  1.04  -  After-Tax  Supplemental  Investment  Account                 3
                  --------------------------------------------
Section  1.05  -  Before-Tax  Investment  Account                              3
                  -------------------------------
Section  1.06  -  Before-Tax  Matched  Contributions                           3
                  ----------------------------------
Section  1.07  -  Before-Tax  Unmatched  Contributions                         3
                  ------------------------------------
Section  1.08  -  Beneficiary                                                  3
                  -----------
Section  1.09  -  Board  of  Directors                                         3
                  --------------------
Section  1.10  -  CBG  Stock                                                   3
                  ----------
Section  1.11  -  Closing  Price                                               4
                  --------------
Section  1.12  -  Code                                                         4
                  ----
Section  1.13  -  Common  Stock                                                4
                  -------------
Section  1.14  -  Commonly  Controlled  Entity                                 4
                  ----------------------------
Section  1.15  -  Company                                                      4
                  -------
Section  1.16  -  Company  Contribution  Account                               4
                  ------------------------------
Section  1.17  -  Company  Matching  Contributions                             4
                  --------------------------------
Section  1.18  -  Company  PAYSOP  Account  Contributions                      5
                  ---------------------------------------
Section  1.19  -  Compensation                                                 5
                  ------------
Section  1.20  -  Covered  Service                                             5
                  ----------------
Section  1.21  -  Disability                                                   6
                  ----------
Section  1.22  -  EBAIC                                                        6
                  -----
Section  1.23  -  Effective  Date                                              6
                  ---------------
Section  1.24  -  Eligible  Employee                                           6
                  ------------------
Section  1.25  -  Eligible  Spouse                                             6
                  ----------------
Section  1.26  -  Employee                                                     6
                  --------
Section  1.27  -  Employer                                                     6
                  --------
Section  1.28  -  Entry  Date                                                  6
                  -----------
Section  1.29  -  ESOP  Allocated  Shares  Account                             7
                  --------------------------------
Section  1.30  -  ESOP  Payment  Account                                       7
                  ----------------------
Section  1.31  -  ESOP  Preferred  Stock                                       7
                  ----------------------
Section  1.32  -  ESOP  Suspense  Account                                      7
                  -----------------------
Section  1.33  -  ESOP  Loan                                                   7
                  ----------
Section  1.34  -  Five-Percent  (5%)  Owner                                    7
                  -------------------------
Section  1.35  -  Highly  Compensated  Employee                                7
                  -----------------------------
Section  1.36  -  Investment  Fund  or  Funds                                  7
                  ---------------------------
Section  1.37  -  Leased  Employee                                             7
                  ----------------
Section  1.38  -  Member                                                       8
                  ------
Section  1.39  -  Minimum  Redemption  Value                                   8
                  --------------------------
Section  1.40  -  Non-Highly  Compensated  Employee                            8
                  ---------------------------------
Section  1.41  -  Participating  Unit                                          8
                  -------------------
Section  1.42  -  Plan                                                         8
                  ----
Section  1.43  -  Prior  Plan                                                  8
                  -----------
Section  1.44  -  Plan  Administrator                                          8
                  -------------------
Section  1.45  -  Plan  Year                                                   8
                  ----------
Section  1.46  -  Profits  of  EPS                                             8
                  ----------------
Section  1.47  -  Profits  of  Golden  Cat                                     8
                  ------------------------
Section  1.48  -  RPG  Stock                                                   9
                  ----------
Section  1.49  -  Retirement                                                   9
                  ----------
Section  1.50  -  Rollover  Contribution                                       9
                  ----------------------
Section  1.51  -  Temporary  Employee                                          9
                  -------------------
Section  1.52  -  Termination  of  Employment                                  9
                  ---------------------------
Section  1.53  -  Trustee                                                      9
                  -------
Section  1.54  -  Trust  Fund                                                  9
                  -----------
Section  1.55  -  Valuation  Date                                              9
                  ---------------
Section  1.56  -  Withdrawal  Valuation  Date                                  9
                  ---------------------------
ARTICLE  II  -  Membership                                                    10
Section  2.01  -  Eligibility                                                 10
                  -----------
Section  2.02  -  Membership  Application                                     10
                  -----------------------
Section  2.03  -  Rehired  Former  Employee                                   10
                  -------------------------
ARTICLE  III  -  Service                                                      10
Section  3.01  -  Absence  in  Military  Service                              10
                  ------------------------------
Section  3.02  -  Approved  Leave  of  Absence                                10
                  ----------------------------
Section  3.03  -  Family  Medical  Leave                                      10
                  ----------------------
Section  3.04  -  Period  of  Service                                         10
                  -------------------
Section  3.05  -  Service  Definitions                                        11
                  --------------------
ARTICLE  IV  -  Contributions                                                 12
Section  4.01  -  Before-Tax  Matched  Contributions                          12
                  ----------------------------------
Section  4.02  -  Company  Contributions                                      12
                  ----------------------
Section  4.03  -  Before-Tax  Unmatched  Contributions                        14
                  ------------------------------------
Section  4.04  -  After-Tax  Supplemental  Contributions                      15
                  --------------------------------------
Section  4.05  -  Deferral  Percentages                                       15
                  ---------------------
Section  4.06  -  Contribution  Percentages                                   17
                  -------------------------
Section  4.07  -  Change  in  Before-Tax  Matched,  Before-Tax  Unmatched,  and
                  -------------------------------------------------------------
                  Supplemental  Contributions                                 19
                 ---------------------------
Section  4.08  -  Suspension  of  Before-Tax  Matched, Before-Tax Unmatched, and
                  --------------------------------------------------------------
                  Supplemental Contributions                                  19
                  --------------------------
Section  4.09  -  Limitation  of  Contributions                               19
                  -----------------------------
ARTICLE  V  -  Trust  Fund                                                    20
Section  5.01  -  The  Trust  Agreement                                       20
                  ---------------------
Section  5.02  -  The  Trustee                                                20
                  ------------
Section  5.03  -  Separate  Investment  Funds                                 20
                  ---------------------------
Section  5.04  -  Temporary  Investment                                       20
                  ---------------------
Section  5.05  -  Investment  Managers                                        20
                  --------------------
ARTICLE  VI  -  ESOP  Preferred  Stock  Fund                                  21
Section  6.01  -  The  ESOP  Preferred  Stock  Fund                           21
                  ---------------------------------
Section  6.02  -  ESOP  Loans                                                 21
                  -----------
Section  6.03  -  ESOP  Loan  Payments                                        22
                  --------------------
Section  6.04  -  Release  of  ESOP  Preferred  Stock                         22
                  -----------------------------------
Section  6.05  -  ESOP  Preferred  Stock  Dividends                           24
                  ---------------------------------
Section  6.06  -  Withdrawals  and  Distributions.                            24
                  -------------------------------
Section  6.07  -  Voting  and  Tendering                                      24
                  ----------------------
Section  6.08  -  Diversification  Elections                                  25
                  --------------------------
ARTICLE  VII  -  ESOP  Common  Stock  Fund                                    26
Section  7.01  -  The  ESOP  Common  Stock  Fund                              26
                  ------------------------------
Section  7.02  -  ESOP  Common  Stock  Dividends                              26
                  ------------------------------
Section  7.03  -  Withdrawals  and  Distributions                             27
                  -------------------------------
Section  7.04  -  Voting  and  Tendering                                      27
                  ----------------------
Section  7.05  -  Diversification  Elections                                  27
                  --------------------------
ARTICLE  VIII  -  Other  Investment  Funds                                    28
Section  8.01  -  Other  Investment  Funds                                    28
                  ------------------------
Section  8.02  -  Investment  of  Contributions                               30
                  -----------------------------
Section  8.03  -  Member  Responsibility  For  Selection  of  Funds           30
                  -------------------------------------------------
Section  8.04  -  Voting  and  Tendering  -  Ralston  Common  Stock           31
                  -------------------------------------------------
Section  8.05  -  Voting  and  Tendering  -  Other  Stock  Funds              31
                  ----------------------------------------------
ARTICLE  IX  -  Valuation  of  Assets  and  Members'  Accounts                32
Section  9.01  -  Valuation  of  Assets                                       32
                  ---------------------
Section  9.02  -  Valuation  of  Accounts                                     32
                  -----------------------
Section  9.03  -  Statement  of  Accounts                                     32
                  -----------------------
Section  9.04  -  Accounts  in  Units                                         32
                  -------------------
ARTICLE  X  -  Vesting  of  Contributions                                     32
Section  10.01  -  Vesting  of  Before-Tax and Supplemental Investment
                   ---------------------------------------------------
                   Accounts                                                   32
                   --------
Section  10.02  -  Vesting  of  Company  Contributions  Account               33
                   --------------------------------------------
ARTICLE  XI  -  Distributions                                                 33
Section  11.01  -  General                                                    33
                   -------
Section  11.02  -  Methods  of  Distribution                                  34
                   -------------------------
Section  11.03  -  Qualified  Joint  and  Survivor  Annuity                   35
                   ----------------------------------------
Section  11.04 - Election Not to Receive a Qualified Joint and Survivor
                 -------------------------------------------------------
                 Annuity                                                      36
                 -------
Section  11.05  -  Completion  of  Appropriate  Forms                         37
                   ----------------------------------
Section  11.06  -  Accounts  of  Former  Employees                            37
                   -------------------------------
Section  11.07  -  Consent  to  Payment                                       37
                   --------------------
Section  11.08  -  Latest  Deferral  of  Payment                              37
                   -----------------------------
Section  11.09  -  Lost  Payees                                               38
                   ------------
Section  11.10  -  Distribution  of  Annuity  Contracts                       38
                   ------------------------------------
ARTICLE  XII  -  Death  Benefits                                              39
Section  12.01  -  Death  Benefits                                            39
                   ---------------
Section  12.02  -  Beneficiary  Designation                                   39
                   ------------------------
Section  12.03  -  Pre-Retirement  Survivor  Annuity                          39
                   ---------------------------------
Section  12.04  -  Payment  of  Benefit                                       39
                   --------------------
Section  12.05  -  Latest  Time  for  Payment                                 39
                   --------------------------
Section  12.06  -  Payments in the Event of Death with No Designated Survivor or
                   -------------------------------------------------------------
                   Incompetency                                               40
                   ------------
Section  12.07  -  Renunciation  of  Death  Benefit                           40
                   --------------------------------
Section  12.08 - Proof of Death and Right of Beneficiary or Other Person      40
                 -------------------------------------------------------
ARTICLE  XIII  -  Withdrawal  Prior  to  Termination  of  Employment          40
Section  13.01  -  Withdrawal  of  Supplemental  Contributions                40
                   -------------------------------------------
Section  13.02  - Hardship Withdrawal of Before-Tax Contributions and/or Company
                  --------------------------------------------------------------
                  Contributions                                               40
                   ------------
Section  13.03  -  Age  Fifty-Nine  and  One-Half  (59-1/2)  Withdrawal       42
                   ----------------------------------------------------
Section  13.04  -  Order  of  Withdrawals                                     42
                   ----------------------
ARTICLE  XIV  -  Forfeitures                                                  42
Section  14.01  -  Time  of  Forfeiture  and  Restoration                     42
                   --------------------------------------
Section  14.02  -  Disposition  of  Forfeitures                               43
                   ----------------------------
Section  14.03  -  Effect  of  Withdrawal  Under  Article  XIII               43
                   --------------------------------------------
Section  14.04  -  Maternity  Absence                                         43
                   ------------------
ARTICLE  XV  -  Administration  of  Plan                                      43
Section  15.01  -  Plan  Administrator                                        43
                   -------------------
Section  15.02  -  Benefits  Council                                          43
                   -----------------
Section  15.03  -  Benefits  Policy  Board                                    44
                   -----------------------
Section  15.04  -  EBAIC                                                      44
                   -----
Section  15.05  -  Authority  and  Duties  of  Various  Fiduciaries           45
                   ------------------------------------------------
Section  15.06  -  Named  Fiduciaries                                         46
                   ------------------
Section  15.07  -  Delegation                                                 46
                   ----------
Section  15.08  -  Multiple  Capacities                                       46
                   --------------------
ARTICLE  XVI  -  Amendments,  Termination,  Permanent  Discontinuance  of
Contributions,  Merger  or  Consolidation                                     46
Section  16.01  -  Amendments                                                 46
                   ----------
Section 16.02 - Termination or Permanent Discontinuance of Contributions      47
                --------------------------------------------------------
Section  16.03  -  Partial  Termination                                       47
                   --------------------
Section  16.04  -  Benefits  in  Case  of  Merger  or  Consolidation          47
                   -------------------------------------------------
ARTICLE  XVII  -  Loans                                                       47
Section  17.01  -  Loans                                                      47
                   -----
Section  17.02  -  Interest  Rates                                            48
                   ---------------
Section  17.03  -  Other  Rules                                               48
                   ------------
ARTICLE  XVIII  -  Miscellaneous                                              48
Section  18.01  -  Benefits  Payable  from  Trust  Fund                       48
                   ------------------------------------
Section  18.02  -  Elections                                                  48
                   ---------
Section  18.03  -  No  Right  to  Continued  Employment                       49
                   ------------------------------------
Section  18.04  -  Inalienability  of  Benefits  and  Interest                49
                   -------------------------------------------
Section  18.05  -  Payments  for  Exclusive  Benefits  of  Members            49
                   -----------------------------------------------
Section  18.06  -  Missouri  Law  to  Govern                                  49
                   -------------------------
Section  18.07  -  No  Guarantee                                              49
                   -------------
Section  18.08  -  Address  of  Record                                        49
                   -------------------
Section  18.09  -  Participating  Units                                       50
                   --------------------
Section  18.10  -  Headings                                                   50
                   --------
Section  18.11  -  Use  of  Masculine  Terms                                  50
                   -------------------------
Section  18.12  -  Payment  of  Expenses                                      50
                   ---------------------
Section  18.13  -  Rollover  Contributions                                    50
                   -----------------------
ARTICLE  XIX  -  Claim  Procedure                                             51
Section  19.01  -  Initial  Determination                                     51
                   ----------------------
Section  19.02  -  Review                                                     51
                   ------
ARTICLE  XX  -  Limitation  on  Contributions                                 51
Section  20.01  -  Maximum  Annual  Additions                                 51
                   --------------------------
ARTICLE  XXI  -  Top-Heavy  Provisions                                        54
Section  21.01  -  Application  of  Top-Heavy  Provisions                     54
                   --------------------------------------
Section  21.02  -  Definitions                                                55
                   -----------
Section  21.03  -  Minimum  Contribution                                      56
                   ---------------------
Section  21.04  -  Limit  on  Annual  Additions:  Combined  Plan  Limit       56
                   ----------------------------------------------------
EXHIBIT  A                                                                    58

             RALSTON PURINA COMPANY RESTATED SAVINGS INVESTMENT PLAN


Ralston Purina Company (hereinafter the "Company") on behalf of itself and those domestic corporations (hereinafter the "Affiliated Companies") in which it directly or indirectly owns more than 50% of the voting stock and which, with the approval of the Company, elects to adopt the savings and stock bonus plan covered hereby,


WITNESSETH:


Whereas, the Company established the Ralston Purina Company Savings Investment Plan for salaried, administrative, and clerical employees (the "SAC SIP"), effective January 1, 1989, which resulted from the merger of the Ralston Purina Savings Investment Plan effective April 1, 1983, and the implementation of a leverageable employee stock ownership plan component (the "Leveraged ESOP");


Whereas, the Company established the Ralston Purina Company Savings Investment Plan for Production Employees, effective January 1, 1988, for production employees (the "Production SIP");


Whereas, the Company merged the Production SIP with the SAC SIP, effective January 1, 1992;


Whereas, the Leveraged ESOP expired effective December 31, 1998 as a result of the payment in full of the ESOP Notes;


Whereas,  the  Company  has  reserved  the  right  to  amend  the  Plan;


Whereas, effective as of January 1, 1999, the Company wishes to amend the Plan to adopt a new Company Matching Contribution formula, and to implement a Common Stock ESOP;


Whereas, the Company wishes to further amend the Plan to comply with the provisions of the Uruguay Round Agreements Act ("GATT"), the Small Business Job Protection Act of 1996, and the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Taxpayer Relief Act of 1997 ("TRA '97"), and the Internal Revenue Service Restructuring and Reform Act of 1998;


Whereas, the Company wishes to further amend the Plan to reflect credit for past service for eligibility and vesting of certain employees as a result of the acquisition by the Company of certain businesses; and


Whereas, effective December 3, 1997, the Company sold its protein technologies business; effective April 1, 1998, the Company spun off its international animal feed business and, effective April 1, 2000, spun off its battery and lighting products business, to the shareholders of Ralston Purina Company common stock, in spin-offs qualifying under Code Section 355; the Plan is hereby amended to reflect the spin-off of the account balances of participants who were employees of the respective divested companies.


Now, therefore, resolved that the Ralston Purina Company Savings Investment Plan is hereby amended and restated to reflect the above changes, generally effective as of January 1, 1999, unless otherwise indicated.

             RALSTON PURINA COMPANY RESTATED SAVINGS INVESTMENT PLAN
                             ARTICLE I - Definitions
Section  1.01  -  Accounts
                  --------
Accounts shall mean, with respect to any Member, his Basic and Supplemental Investment Accounts, his Company Contribution Account, and his Rollover Account.

Section  1.02  -  Affiliated  Company
                  -------------------
Affiliated Company shall mean (a) any company more than fifty percent (50%) of the voting stock of which is directly or indirectly owned by Ralston Purina Company or by any successor, and (b) any Commonly Controlled Entity; provided, however, that a company shall not be an Affiliated Company unless Common Stock would be employer securities within the meaning of Code Section 409(l) with respect to such company.

Section  1.03  -  After-Tax  Supplemental  Contributions
                  --------------------------------------
After-Tax Supplemental Contributions shall mean the matched and unmatched contributions of a Member which are credited to his After- Tax Supplemental Investment Account in accordance with Section 4.04.

Section  1.04  -  After-Tax  Supplemental  Investment  Account
                  --------------------------------------------
After-Tax Supplemental Investment shall mean that portion of the Trust Fund which, with respect to any Member, is attributable to his own After-Tax Supplemental Contributions, and any investment earnings and gains or losses thereon.

Section  1.05  -  Before-Tax  Investment  Account
                  -------------------------------
Before-Tax Investment Account shall mean that portion of the Trust Fund which, with respect to any Member, is attributable to Before-Tax Matched and Before-Tax Unmatched Contributions under the Plan and any investment earnings and gains or losses thereon.

Section  1.06  -  Before-Tax  Matched  Contributions
                  ----------------------------------
Before-Tax Matched Contributions shall mean the amount remitted by the Employer in accordance with Section 4.01.

Section  1.07  -  Before-Tax  Unmatched  Contributions
                  ------------------------------------
Before-Tax Unmatched Contributions shall mean the amount remitted by the Employer in accordance with Section 4.03.

Section  1.08  -  Beneficiary
                  -----------
Beneficiary  shall  mean  any  person  or  persons designated in accordance with
Section  12.02.

Section  1.09  -  Board  of  Directors
                  --------------------
Board of Directors shall mean the Board of Directors of Ralston Purina Company and any committee of directors authorized by such Board to act in its behalf with reference to the Plan.

Section  1.10  -  CBG  Stock
                  ----------
CBG Stock shall mean the Ralston-Continental Baking Group $.10 Par Value Common Stock, effective July 30, 1993 through May 15, 1995.

Section  1.11  -  Closing  Price
                  --------------
Closing Price shall mean the price assigned to a transaction order on a Valuation Date. Generally, the Closing Price is determined by the Trustee on the day the order is placed. However, if, in the best judgment of the EBAIC, it would not be in the best interests of Plan Participants to determine the Closing Price on the day the order is placed, due to unusual circumstances, EBAIC may, in its sole discretion, complete the order in such manner as the members thereof deem prudent. If a transaction is completed over several days, Participants who placed such orders on the original date will not be permitted to effect any other transactions, other than making contributions and loan repayments, until a Closing Price for the original Valuation Date is established. The Closing Price assigned to such orders will reflect the average price of the transactions necessary to complete the orders.

Section  1.12  -  Code
                  ----
Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

Section  1.13  -  Common  Stock
                  -------------
Common Stockshall mean the common stock of Ralston Purina Company and shall include any other authorized class or series of Common Stock outstanding upon the reclassification of any of such classes or series of Common Stock, including, without limitation, any stock split-up, stock dividend, creation of targeted stock or other distributions of stock in respect of stock (other than stock distributions with respect to transactions under Code Section 355); or any reverse stock split-up, or recapitalization of the Company, or any merger or consolidation of the Company with any Affiliated Company. Common Stock shall include CBG or RPG Stock from July 30, 1993 through February 1, 1996.

Section  1.14  -  Commonly  Controlled  Entity
                  ----------------------------
Commonly Controlled Entity shall mean (1) any corporation which is a member of the same controlled group of corporations within the meaning of Code Section 414(b) as Ralston Purina Company, (2) any trade or business (whether or not incorporated) which is under common control with Ralston Purina Company within the meaning of Code Section 414(c), and (3) any organization which is a member of an affiliated service group within the meaning of Code Section 414(m) of which a Company is also a member, and (4) any entity which is required to be aggregated under Code Section 414(o).

Section  1.15  -  Company
                  -------
Company shall mean Ralston Purina Company, a Missouri corporation, and any Affiliated Company.

Section  1.16  -  Company  Contribution  Account
                  ------------------------------
Company Contribution Account shall mean that portion of the Trust Fund which, with respect to any Member, is attributable to any contributions made on the Member's behalf by the Company in accordance with Section 4.02 and any investment earnings and gains or losses thereon.

Section  1.17  -  Company  Matching  Contributions
                  --------------------------------
Company Matching Contributions shall mean the amount contributed by the Employer in accordance with Section 4.02(a)(i).

Section  1.18  -  Company  PAYSOP  Account  Contributions
                  ---------------------------------------
Company PAYSOP Account Contributions shall mean the amount contributed by the Employer in accordance with Section 4.02(a)(iii).

Section  1.19  -  Compensation
                  ------------
Compensation, or Benefit Earnings, shall mean the basic compensation and such other forms of cash compensation paid for employment in Covered Service, as determined by the Plan Administrator including but not limited to, regular cash bonuses (unless the Member elects to defer such compensation under a Company sponsored deferred compensation plan); payments made under a Code Section 125 Cafeteria Plan; payments received by Members as a result of non-occupational sicknesses or injuries as wage replacement; and payments received by a Member under any type of Company sponsored voluntary supplementation of worker's compensation payments. Compensation shall not include employer paid reimbursements and allowances, or non-recurring awards. Compensation for purposes of this Plan is based on total compensation from the Company, subject to the exclusions noted in Exhibit A. The exclusions are designed to eliminate payments which do not constitute regular, recurring compensation. Benefit Earnings are calculated before contributions to the Savings Investment Plan or
                          ------
the Section 125 Plan are deducted. The list included in Exhibit A is intended to be illustrative and is not all inclusive. For Plan Years commencing on or after January 1, 1994, Compensation for purposes of the Plan shall not exceed the dollar limit provided under Code 401(a)(17) of the Code, or such increases as the Secretary of Treasury may determine in accordance with Code Section 401(a)(17).

Section  1.20  -  Covered  Service
                  ----------------
Covered Service means employment of an Employee by an Employer in a Participating Unit, as a regular Employee for which the Employee is paid from a United States dollar payroll maintained in the United States and for which the Employee receives a regular and stated compensation or retainer and an Employee, while designated as an Internationally Assigned Employee in a sales, administrative, clerical, or production capacity for which the Employee receives a regular stated compensation or retainer which is subject to taxes imposed by the Federal Insurance Contributions Act; provided that the following service shall not be Covered Service:

     (a) Employment excepted by the Board of Directors, or by the Plan Administrator pursuant to authority delegated to it by the Board of Directors, on a uniform and nondiscriminatory basis with respect to persons similarly situated including, but not limited to, employment as an Employee engaged in the Golden Products business located at the Springfield, Missouri location, other than an Employee who immediately prior to being engaged in such business was engaged in other Covered Service;

     (b) Employment subject to a collective bargaining agreement the terms and conditions of which do not make this Plan applicable to it; and

     (c)     Employment  as  a  Leased  Employee;

     (d)     Employment  as  a  Temporary  Employee;  and

     (e) Employment as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of an Employee), or as an employee of a temporary help firm, technical help firm, staffing firm, or similar organization, or as a worker not contemporaneously classified as an Employee on the Company's payroll system; regardless of such individual's status under common law, including any such individual who is or has been determined by a third party (including, without limitation, a government agency or board or court or arbitrator) to be an Employee of the Company, or any Affiliated Company for any purpose, including, for purposes of any employee benefit plan of the Company or any Affiliated Company (including this Plan) or for purposes of federal, state, or local tax withholding, employment tax, or employment law.

Section  1.21  -  Disability
                  ----------
Disability shall mean, (a) being disabled within the meaning of any pension plan or long term disability plan of an Employer under which a Member is entitled to receive benefits and which results in Termination of Employment, or (b) if (a) is not applicable, as provided in Code Section 72(m)(7), being unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or to be of a long continued and indefinite duration which results in a Termination of Employment.

Section  1.22  -  EBAIC
                  -----
EBAIC shall mean the Employee Benefit Asset Investment Committee, as provided in
Article  XV.

Section  1.23  -  Effective  Date
                  ---------------
Effective Date shall mean January 1, 1999, except as otherwise provided herein, in respect of Ralston Purina Company, and the date as of which the Plan is adopted by an Affiliated Company, with respect to such company.

Section  1.24  -  Eligible  Employee
                  ------------------
Eligible Employee shall mean an Employee who has satisfied the eligibility requirement of Section 2.01 and is employed in Covered Service.

Section  1.25  -  Eligible  Spouse
                  ----------------
Eligible Spouse shall mean the person to whom a Member is lawfully married at the time benefit payments to the Member from this Plan commence, or in the case of a Member who dies before such time, the person to whom the Member is lawfully married on the date of death of the Member.

Section  1.26  -  Employee
                  --------
Employee shall mean any person employed by the Company, including a Leased Employee.

Section  1.27  -  Employer
                  --------
Employer shall mean Ralston Purina Company or any Affiliated Company by whom the Employee is employed that contributes to the Plan for the benefit of its employees with the approval of the Plan Administrator. Any such Company that contributes to the Plan shall thereby agree to all of the terms and conditions of the Plan.

Section  1.28  -  Entry  Date
                  -----------
Entry Date shall mean, with respect to an Eligible Employee first hired after February 28, 1995, the first day of the second month immediately following his or her Employment Commencement Date. For all other Eligible Employees, Entry Date shall mean the earlier of: (i) the first day of the month immediately following the completion by the Employee of a one-year Period of Service, or
(ii)  May  1,  1995.

Notwithstanding the foregoing, for all Eligible Employees of Energizer Power Systems, a division of Eveready Battery Company, Inc., who were employed by Gates Energy Products Inc. as of August 27, 1993, Entry Date shall mean August 28, 1993.

Section  1.29  -  ESOP  Allocated  Shares  Account
                  --------------------------------
ESOP Allocated Shares Account shall mean that portion of the Ralston Purina ESOP Preferred Stock Fund described in Section 6.04(a).

Section  1.30  -  ESOP  Payment  Account
                  ----------------------
ESOP Payment Account shall mean that portion of the Ralston Purina ESOP Preferred Stock Fund described in Section 6.03.

Section  1.31  -  ESOP  Preferred  Stock
                  ----------------------
ESOP Preferred Stock shall mean the Series A Convertible Preferred Stock issued by Ralston Purina Company to be held as qualifying employer securities under the Plan.

Section  1.32  -  ESOP  Suspense  Account
                  -----------------------
ESOP Suspense Account shall mean the separate account to which shares of ESOP Preferred Stock acquired with the proceeds of an ESOP Loan are allocated.

Section  1.33  -  ESOP  Loan
                  ----------
ESOP Loan shall mean a loan to the Plan from or guaranteed by the Company which satisfies the requirements of Article VI.

Section  1.34  -  Five-Percent  (5%)  Owner
                  -------------------------
Five-Percent (5%) Owner shall mean an Employee who is a five-percent (5%) owner as defined in Code Section 416(i)(1)(B)(i).

Section  1.35  -  Highly  Compensated  Employee
                  -----------------------------
Highly Compensated Employee shall mean any Employee who is a highly-compensated employee as defined in Section 414(q) of the Code and regulations thereunder.

Section  1.36  -  Investment  Fund  or  Funds
                  ---------------------------
Investment Fund or Funds shall mean the separate funds established within the Trust in accordance with Article VIII.

Section  1.37  -  Leased  Employee
                  ----------------
Leased  Employee shall mean a person who provides services to the Company and --

          (1) such services are provided pursuant to an agreement (written or oral) between the Company, and any other person ("leasing organization"),

          (2) such person has performed such services for the Company on a substantially full-time basis for a period of at least one year, and

          (3) such services are performed under primary direction or control by the recipient for all Plan years beginning after December 31, 1996. For all Plan years beginning prior to January 1, 1997, this item 3 shall read: such services are of a type historically performed in the business field of the Company by Employees.

A person shall not be deemed a Leased Employee if he is covered by a plan maintained by a leasing organization which is a money purchase pension plan with a non-integrated employer contribution rate of at least ten percent (10%) of compensation, and provides for immediate participation and for full and immediate vesting provided that Leased Employees constitute less than twenty percent (20%) of the Company's Non-Highly Compensated Employees.

Section  1.38  -  Member
                  ------
Member shall mean any person included in the membership of the Plan as provided in Article II. Unless otherwise specified, Member shall include "EPS Member" and "Golden Cat Member" as defined in Article IV.

Section  1.39  -  Minimum  Redemption  Value
                  --------------------------
Minimum Redemption Value shall be an amount equal to the total cost of ESOP Preferred Stock acquired by the Trustee with the proceeds of an ESOP Loan divided by the total number of shares so acquired.

Section  1.40  -  Non-Highly  Compensated  Employee
                  ---------------------------------
Non-Highly Compensated Employee shall mean any Employee who is neither a Highly Compensated Employee nor a family member of a Highly Compensated Employee, as defined in Section 414(q) of the Code and regulations thereunder.

Section  1.41  -  Participating  Unit
                  -------------------
Participating Unit shall mean Ralston Purina Company or any subsidiary of Ralston Purina Company that contributes to the Plan for the benefit of its Employees with the approval of the Plan Administrator, and any unit of Employees of the Company or an Affiliated Company authorized to participate in the Plan in accordance with Section 18.09.

Section  1.42  -  Plan
                  ----
Plan shall mean the Ralston Purina Company Restated Savings Investment Plan, as described herein or as hereafter amended.

Section  1.43  -  Prior  Plan
                  -----------
Prior Plan shall mean the Ralston Purina Company Savings Investment Plan as in effect on December 31, 1998.

Section  1.44  -  Plan  Administrator
                  -------------------
Plan  Administrator  shall  mean  Ralston  Purina  Company.

Section  1.45  -  Plan  Year
                  ----------
Plan  Year  shall  mean  the  calendar  year.

Section  1.46  -  Profits  of  EPS
                  ----------------
Profits shall mean both the accumulated earnings and profits and current net taxable income of the Company attributable to the Energizer Power Systems division ("EPS"), before deduction of federal, state, and local income taxes and before any contributions made by the Company to this or any other employee benefit plan maintained by the Company, on behalf of employees of EPS, as determined by its independent public accountants in accordance with generally accepted accounting principles.

Section  1.47  -  Profits  of  Golden  Cat
                  ------------------------
Profits shall mean both the accumulated earnings and profits and current net taxable income of the Company attributable to the Golden Cat Division ("Golden Cat"), before deduction of federal, state, and local income taxes and before any contributions made by the Company to this or any other employee benefit plan maintained by the Company, on behalf of employees of Golden Cat, as determined by its independent public accountants in accordance with generally accepted accounting principles.

Section  1.48  -  RPG  Stock
                  ----------
RPG Stock shall mean the Ralston - Ralston Purina Group Common $.10 Par Value Stock, effective July 30, 1993, through February 1, 1996.

Section  1.49  -  Retirement
                  ----------
Retirement shall mean early or normal retirement under any other retirement plan of the Company, provided such retirement results in the Member's Termination of Employment.

Section  1.50  -  Rollover  Contribution
                  ----------------------
Rollover Contribution shall mean that portion of the Trust Fund which, with respect to any Member, is attributable to Rollover Contributions under Section
18.13  under  the Plan, and any investment earnings and gains or losses thereon.

Section  1.51  -  Temporary  Employee
                  -------------------
Temporary Employee shall mean an Employee who is hired (i) to complete a special project of limited duration, or (ii) to fill the vacancy of an Employee who is on a leave of absence.

Section  1.52  -  Termination  of  Employment
                  ---------------------------
Termination of Employment shall mean separation from the employment of the Company for any reason, including, but not limited to, Retirement, death, Disability, resignation or dismissal by the Company; provided, however, that a transfer of employment between Ralston Purina Company and an Affiliated Company or between Affiliated Companies shall not be deemed to be "Termination of Employment." Notwithstanding the foregoing, for purposes hereunder, an Employee who has been placed on inactive status for a twelve (12) consecutive month period shall be treated as having incurred a termination of Employment; provided, however, if a definite date has been established at which time the Employee is expected to return to Covered Service, then the person shall not be deemed to have incurred a "Termination of Employment". With respect to any leave of absence or any period of service in the Armed Forces of the United States ("Armed Forces"), Article III shall govern.

Section  1.53  -  Trustee
                  -------
Trustee shall mean a trustee or trustees at any time acting as such under a trust agreement or agreements established for purposes of this Plan.

Section  1.54  -  Trust  Fund
                  -----------
Trust Fund shall mean the cash and other properties arising from contributions made in accordance with the provisions of this Plan.

Section  1.55  -  Valuation  Date
                  ---------------
Valuation Date shall mean the date reflecting the effective date on which a transaction was implemented at the Closing Price established for that date.

Section  1.56  -  Withdrawal  Valuation  Date
                  ---------------------------
Withdrawal Valuation Date shall mean, with respect to a Member, the Valuation Date coinciding with, or immediately following, the date on which his request for a withdrawal under the Plan is effected by the Plan Administrator.

                             ARTICLE II - Membership
Section  2.01  -  Eligibility
                  -----------
An Employee shall be eligible for membership in the Plan on any Entry Date on which the Employee is employed in Covered Service.

Section  2.02  -  Membership  Application
                  -----------------------
An Eligible Employee may become a Member on an Entry Date by completing and submitting to the Plan Administrator in a timely manner an application form supplied by the Plan Administrator on which he designates the percentage of his Compensation he wishes to be contributed to this Plan by means of deductions from his Compensation, he chooses one or more Investment Fund(s), and he names a Beneficiary. Participation in the Plan by an Eligible Employee is voluntary.

Section  2.03  -  Rehired  Former  Employee
                  -------------------------
If a former Employee formerly eligible for membership under Section 2.01 above is rehired after a Severance from Service Date as defined in Section 3.05(d), the former Employee shall again be eligible to become a Member of the Plan on the date of his re-employment as an Eligible Employee.

                              ARTICLE III - Service
Section  3.01  -  Absence  in  Military  Service
                  ------------------------------
If an Employee shall have been absent from the service of the Company because of service in the Armed Forces of the United States and if he shall have returned to the service of the Company within the period during which re-employment rights are extended by law, such absence shall not count as a period of severance. Any period of such absence which is not otherwise included in his Period of Service shall be so included. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(a) of the Internal Revenue Code.

Section  3.02  -  Approved  Leave  of  Absence
                  ----------------------------
A period during which an Employee is on a leave of absence approved by the Company not otherwise included in a Period of Service shall, if the Plan Administrator so determines, be so included under rules established by the Plan Administrator uniformly applicable to all Employees similarly situated.

Section  3.03  -  Family  Medical  Leave
                  ----------------------
If an Employee is absent from the service of the Company because of a leave of absence which qualifies as a leave under the Family Medical Leave Act, such absence shall be included in the Period of Service.

Section  3.04  -  Period  of  Service
                  -------------------
The Period of Service of an Employee means the period of Covered Service beginning on an Employment Commencement Date of an Employee and ending on the Severance from Service Date of the Employee that next follows such an Employment Commencement Date. Nonconsecutive Periods of Service shall be aggregated and three hundred sixty-five (365) days of service shall equal a whole year of service. If an Employee performs an Hour of Service within twelve (12) months of a Severance from Service Date, the Employee's Period of Service shall include the time which elapsed between the date of such a Severance from Service Date and such date of re-employment.

Additionally, the following Covered Service shall be included in an Employee's Period of Service:

          (a) service with Beech-Nut Nutrition Corporation, a division of Nestle, Inc., for all employees of Beech-Nut Nutrition Corporation on November 2, 1989, who became Employees of the Company on November 3, 1989;

          (b) service with Solka-Floc, a division of James River Traders, Inc., for all employees of Solka-Floc on September 29, 1991, who became Employees of the Company on September 30, 1991;

          (c) service with Gates Energy Products, Inc., for all employees who were employed by Gates Energy Products, Inc. on August 27, 1993, who became Employees of Eveready Battery Company, Inc. on August 28, 1993;

          (d) service with Interstate Brands Corporation for all employees who were employed by Interstate Brands Corporation on January 23, 1994, at their Los Angeles bakery location, who became Employees of Continental Baking Company on January 24, 1994;

          (e) service with National Oats, a division of Curtice Burns, Inc., for all employees of National Oats on November 18, 1993, who became Employees of the Company on November 19, 1993.

          (f) service with Breckenridge Ski Corporation for all employees of Breckenridge Ski Corporation on May 2, 1993 who became Employees of Keystone
Management,  Inc.  on  May  3,  1993.

          (g) service with Golden Cat Corporation for all employees who were employed by Golden Cat Corporation on April 6, 1995 who became Employees of the Company on April 7, 1995 ("Golden Cat Member").

Section  3.05  -  Service  Definitions
                  --------------------

          (a) "Employment Commencement Date" shall mean the date the Employee first performs an Hour of Service; provided that, if an Employee incurs a Break in Service of at least one year, the Employment Commencement Date of the Employee shall be the first day on which the Employee performs an Hour of Service after incurring such a Break in Service.

          (b) "Break in Service" means the period following a Severance from Service Date extending until the Employee again completes an Hour of Service.

          (c) "Hour of Service" means an hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company.

          (d) "Severance from Service Date" means the earlier of (1) the date the Employee retires, dies, resigns or is discharged, or (2) the first anniversary of the date on which the Employee begins a period of absence, with or without pay, with the Company, subject, however, to the provisions of Section 1.52.

                           ARTICLE IV - Contributions
Section  4.01  -  Before-Tax  Matched  Contributions
                  ----------------------------------

          (a)     Subject to the provisions of subparagraphs (b) and (c) hereof:

               (i) For Plan Years commencing on or after January 1, 1999, each Member, other than an EPS Member, may elect to reduce his Compensation in any amount from one percent (1%) to four percent (4%) [in one percent (1%) increments] of his Compensation for each payroll period subject to the provisions set forth in Sections 4.01(b) and (c), 4.05, 4.09, and Article XX, and his Employer shall remit to the Plan on his behalf Before-Tax Matched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than the time period specified in Department of Labor Regulation 2510.3-102.

               (ii) For Plan Years commencing on or after January 1, 1989, but ending on or before December 31, 1998, each Member, other than an EPS Member, may elect to reduce his Compensation in any amount from two percent (2%) to six percent (6%) [in one percent (1%) increments] of his Compensation for each payroll period subject to the provisions set forth in Sections 4.01(b) and (c), 4.05, 4.09, and Article XX, and his Employer shall remit to the Plan on his behalf Before-Tax Matched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than the time period specified in Department of Labor Regulation 2510.3-102. Notwithstanding the foregoing, an Employee of the Golden Cat business, who was an employee of such business immediately prior to its acquisition by the Company and who, as a result of the acquisition, became an Employee ("Golden Cat Member"), shall not be entitled to elect to make Before-Tax Matched Contributions for the period commencing April 7, 1995 through December 31, 1995.

          (b) From the period commencing August 28, 1993 through October 31, 1999, an Employee of the EPS business immediately prior to its acquisition by the Company, and who, as a result of the acquisition, became an Employee ("EPS Member"), may elect to reduce his Compensation in any amount from one percent (1%) to three percent (3%) [in one percent (1%) increments] of his Compensation for each payroll period, subject to the provisions set forth in Sections 4.01(c), 4.05, 4.09, and Article XX, and his Employer shall remit to the Plan on his behalf Before-Tax Matched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than the time period specified in Department of Labor Regulation 2510.3-102.

          (c) Notwithstanding the foregoing, the Employer shall not remit to the Plan any Before-Tax Matched Contributions on behalf of any Member who receives a hardship withdrawal of his Before-Tax Contribution Account or his Company Matching Contribution Account after February 28, 1995, in accordance with Section 13.02, during the twelve-month period immediately following such withdrawal.

Section  4.02  -  Company  Contributions
                  ----------------------

          (a)     (i)     Company  Matching  Contributions, Post-1998.  For Plan
                          -------------------------------------------
Years commencing on or after January 1, 1999, the Company shall contribute to the Plan as of each payroll period an amount equal to twenty-five percent (25%) of the aggregate Before-Tax Matched Contributions described in Section 4.01(a)(i), for such period. Notwithstanding the foregoing, no Company Matching Contributions shall be made on behalf of any Member who has not completed a one
(1)-year  Period  of  Service.

               (ii)     Company  Matching  Contributions,  Pre-1999.  For  Plan
                        -------------------------------------------
Years commencing on or after January 1, 1989 and ending on or before December 31, 1998, the Company shall from time to time, within a loan amortization period, contribute to the Plan such amounts which will, in the aggregate at the end of such loan amortization payment period (as described in Section 6.04 herein), equal the amount which, when combined with other amounts credited to the Loan Payment Account and, at the EBAIC's direction, with dividends paid or payable with respect to shares of ESOP Preferred Stock allocated to Member's Accounts, equal the dollar amount of the loan amortization payment which may be required pursuant to the terms of any outstanding ESOP Loan.

               (iii)     Company  "PAYSOP"  Account  Contributions.  The Company
                         -----------------------------------------
shall also contribute to the Plan as of each December 31, commencing December 31, 1989 and ending December 31, 1993, an amount equal to twenty percent (20%) of the aggregate value of the accounts transferred on March 1, 1989 from the Purina ESOP for Production Employees, and Purina ESOP for SAC Employees, (the "PAYSOPs") to the SAC SIP and the Production SIP, of Members who are Employees on the September 30 immediately preceding the respective above-designated contribution date. For purposes of determining the amount of the Company contribution described hereunder, the value of the accounts transferred from the PAYSOPs shall be determined as of December 31, 1988.

               (iv)     Golden Cat Company Profit Sharing Contribution.  For the
                        ----------------------------------------------
period commencing April 7, 1995 and ending December 31, 1995, the Company, in its sole discretion, shall contribute to the Plan on behalf of each Golden Cat Member an amount equal to 7.818% of the Member's Compensation for such period, based on the Profits of Golden Cat for such period and subject to the provisions of Article XX.

               (v)     Energizer Power Systems Company Basic Contributions.  The
                       ----------------------------------------------------
Company shall contribute to the Plan each month on behalf of each EPS Member an amount equal to three percent (3%) of each Member's monthly Compensation. Such Company Basic Contributions shall be made from Profits, as determined in the sole discretion of the Company.

               (vi)     Energizer  Power Systems Company Matching Contributions.
                        --------------------------------------------------------
The Company shall contribute to the Plan on behalf of each EPS Member who makes an election in accordance with Section 4.01(b), an amount out of Profits equal to one hundred percent (100%) of the Before-Tax Matched Contributions made on behalf of each EPS Member, subject to the provisions of Article XX, if the Profits of EPS are sufficient, as determined in the sole discretion of the Company.

          (b) (i) Each Employer shall, for any Plan Year, contribute a portion of the total Company Matching Contributions, made pursuant to subparagraphs (a)(i) and (ii) above, equal to the total Company Matching Contributions multiplied by a fraction, the numerator of which is the aggregate Before-Tax Matched Contributions described in Section 4.01(a), allocated to each Member, for periods while they are Employees of such Employer, and the denominator of which is the total aggregate Before-Tax Matched Contributions described in Section 4.01, subject to the provisions of Section 14.02. Notwithstanding the foregoing, for purposes of this subparagraph, the Before-Tax Matched Contributions of a Member who has not completed a one (1) year Period of Service shall not be taken into account.

               (ii) Each Employer shall, for each Plan Year ending on or after December 31, 1989, but no later than December 31, 1998, contribute a portion of the total Company PAYSOP Account Contributions, made pursuant to subsection (a)(ii) above, equal to the total Company PAYSOP Account Contributions of Members who are Employees of such Employers on September 30 immediately preceding the contribution date identified in subparagraph (a)(ii) above.

               (iii) The Employer of an EPS Member may, in its discretion, for any Plan Year, contribute a portion of the total Company Matching Contributions, made pursuant to subparagraph (a)(vi) above, equal to the total Company Matching Contributions multiplied by a fraction, the numerator of which is the aggregate Before-Tax Matched Contributions described in Section 4.01(b), allocated to each EPS Member, for periods while they are Employees of such Employer, and the denominator of which is the total aggregate Before-Tax Matched Contributions described in Section 4.01(b) of all EPS Members, subject to the provisions of Section 14.02 .

          (c) In satisfaction of its obligation under subsection (a), an Employer may pay its contribution in cash or, for Plan Years on or beginning after January 1, 1989, but ending on or before December 31, 1998, to the extent provided by Section 6.04(b) may contribute shares of ESOP Preferred Stock, or for Plan Years beginning after December 31, 1998, may contribute shares of Common Stock.

          (d) In the event that the Commissioner of Internal Revenue, on timely application made after the adoption of the Plan, as restated, determines that the Plan and the implementing trust do not qualify for tax-exempt status, or refuses, in writing, to issue a favorable determination with respect to the Plan and such trust, the Employer contributions made on or after the date on which such determination or refusal is applicable shall be returned to the Employer without interest. In the event that an Employer contribution to the Plan is made by a mistake of fact or all or part of the Employer's deductions under Code Section 404 for con-tributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions attributable to such mistake of fact or to which such disallowance applies shall be returned to the Employer without interest.

Any such return shall be made within one year after the making of such contribution by mistake of fact or the denial of qualification or disallowance of deductions, as the case may be.

Section  4.03  -  Before-Tax  Unmatched  Contributions
                  ------------------------------------

          (a) For Plan Years commencing on or after January 1, 1999, a Member, other than an EPS Member, who has elected the maximum Before-Tax Matched Contribution rate of four percent (4%) may elect to further reduce his Compensation by an additional one percent (1%) to ten percent (10%) [in one percent (1%) increments] of his Compensation for each payroll period, subject to the provisions set forth in Sections 4.03(c) and (d), 4.05, 4.09, and Article XX, and his Employer shall remit to the Plan on his behalf Before-Tax Unmatched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than the time period specified in Department of Labor Regulation 2510.3-102.

          (b) For Plan Years commencing on or after January 1, 1989 and ending on or before December 31, 1998, a Member who has elected the maximum Before-Tax Matched Contribution rate of six percent (6%) may elect to further reduce his Compensation by an additional one percent (1%) to six percent (6%) [in one percent (1%) increments] of his Compensation for each payroll period, subject to the provisions set forth in Sections 4.03(c) and (d), 4.05, 4.09, and
Article XX, and his Employer shall remit to the Plan on his behalf Before-Tax Unmatched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than ninety (90) days after the end of such payroll period. Notwithstanding the foregoing, a Golden Cat Member, during the period beginning April 7, 1995 and ending December 31, 1995, may elect to reduce his Compensation by one percent (1%) to thirteen percent (13%) in one percent (1%) increments of his Compensation for each payroll period subject to the provisions set forth in Sections 4.03(d), 4.05, 4.09, and Article XX, and his Employer shall remit to the Plan on his behalf Before-Tax Unmatched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than the time period specified in Department of Labor Regulation 2510.3-102.

          (c) An EPS Member who has elected the maximum Before-Tax Matched Contribution rate of three percent (3%), may elect to further reduce his Compensation by an additional one percent (1%) to six percent (6%) [in one percent (1%) increments] of his Compensation for each payroll period, subject to the provisions set forth in Sections 4.03(d), 4.05, 4.09 and Article XX, and his Employer shall remit to the Plan on his behalf Before-Tax Unmatched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than the time period specified in Department of Labor Regulation 2510.3-102.

          (d) Notwithstanding the foregoing, the Employer shall not remit to the Plan any Before-Tax Unmatched Contributions on behalf of any Member who receives a hardship withdrawal of his Before-Tax Contribution Account or his Company Matching Contribution Account after February 28, 1995, in accordance with Section 13.02, during the twelve-month period immediately following such withdrawal.

Section  4.04  -  After-Tax  Supplemental  Contributions
                  --------------------------------------

          (a) For Plan Years beginning on or after January 1, 1988 and ending on or before December 31, 1998, a Member may elect to make After-Tax Supplemental Contributions by authorizing payroll deductions of one percent (1%) to ten percent (10%) of his Compensation in one percent (1%) increments which shall be paid to the Trustee as soon as practicable after the end of the month in which the applicable payroll period ends, but in no event later than ninety
(90) days after the end of such payroll period. For Plan Years beginning on or after January 1, 1999, a Member (other than an EPS Member) may elect to make After-Tax Supplemental Contributions by authorizing payroll deductions of one percent (1%) to Twenty-Three and Seventy-Five Hundredths Percent (23.75%). For Plan Years beginning on or after January 1, 1999, an EPS Member may continue to elect to make After-Tax Supplemental Contributions of from one percent (1%) to ten percent (10%) in the manner set forth above. A Member's election of Supplemental Contributions may be made in addition to any Before-Tax Matched or Before-Tax Unmatched Contributions elected by the Member, or may be made in lieu of such other contributions, subject to the provisions set forth in Section 4.06 and Article XX. Notwithstanding the foregoing, from April 7, 1995 through December 31, 1995, a Golden Cat Member may not elect to make any After-Tax Supplemental Contributions.

               The Plan Administrator may implement rules limiting the Supplemental Contributions which may be made on behalf of some or all Highly Compensated Employees so that these limits are satisfied.

          (b) Notwithstanding the foregoing, a Member may not elect to make After-Tax Supplemental Contributions during the twelve-month period immediately following the distribution of any hardship withdrawal of his Before-Tax Contribution Account or his Company Matching Contribution Account made after February 28, 1995, in accordance with Section 13.02.

Section  4.05  -  Deferral  Percentages
                  ---------------------

          (a)     The  actual  deferral  percentage  for  the Highly Compensated
Employees  shall  satisfy  at  least  one  of  the  following  tests:

                (i)     The  actual  deferral percentage for the eligible Highly
Compensated Employees for the Plan Year does not exceed the actual deferral percentage for the eligible Non-Highly Compensated Employees for the current Plan Year, multiplied by 1.25; or

               (ii)     The  actual  deferral percentage for the eligible Highly
Compensated Employees for the Plan Year does not exceed the actual deferral percentage for the eligible Non-Highly Compensated Employees for the current Plan Year, multiplied by 2.0; provided, however, that the actual deferral percentage for the eligible Highly Compensated Employees may not exceed the actual deferral percentage for the eligible Non-Highly Compensated Employees by more than two percentage points.

          (b)     (i)     The  actual  deferral  percentage  with  respect  to
Before-Tax Contributions for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                    (A) The amount of Before-Tax Contributions actually paid to the Plan on behalf of each such Employee for such Plan Year, to

                    (B) The Employee's compensation (within the meaning of Code Section 414(s)) for such Plan Year.

               (ii) The actual deferral percentage tests described in paragraph (a) shall be computed separately for each controlled group [determined in accordance with Code Sections 414(b), (c), (m), (n), and (o)] whose Employees participate in the Plan, and separately (A) with respect to Before-Tax Contributions to the ESOP Preferred Stock Fund for Plan Years beginning on or after January 1, 1989 and ending on or before December 31, 1998, and (B) with respect to Before-Tax Contributions to the ESOP Common Stock Fund, for Plan Years beginning on or after January 1, 1999.

          (c) In making the deferral percentage calculations set forth above, the Plan Administrator, as permitted by law, may, but is not required to, take into account other contributions made by the Company on behalf of Eligible Employees; provided that such other contributions must be one hundred percent (100%) vested and subject to the withdrawal restrictions applicable to qualified non-elective contributions [as defined in Code Section 401(m)].

          (d) If the actual deferral percentage of eligible Highly Compensated Employees exceeds the amounts allowed under Paragraphs (a) and (b) above, the excess Before-Tax Contributions (as determined below) shall be distributed to the Members as soon as practicable (but in no event later than the last day of the next succeeding Plan Year). Any such distribution shall include income and loss allocated to the excess in accordance with Reg. Section 1.401(k) - 1(f)(4).

          (e) The amount of excess Before-Tax Contributions to be so distributed to a Highly Compensated Employee shall equal:

                (i)     The  total  Before-Tax Contributions specified in clause
(A)  of  paragraph  (b)(i)  for  such  Employee,  less

               (ii) The reduced deferral dollar amount (determined below) for such Employee with respect to Before-Tax Contributions.

          (f) The reduced deferral dollar amount for each Highly Compensated Employee shall be determined by first reducing the Before-Tax Unmatched Contributions, and then the Before-Tax Matched Contributions, as necessary, of the Highly Compensated Employee with the highest actual deferral dollar amount of Before-Tax Contributions, to whichever deferral dollar amount is higher: (i) the deferral dollar amount which enables the highly compensated group to satisfy one of the tests of paragraph (a), or (ii) the deferral dollar amount that is equal to that of the Highly Compensated Employee with the next highest actual deferral dollar amount.

          The above process shall be repeated until the highly compensated group satisfies one of the tests set forth in paragraph (a).

          (g) The Plan Administrator may implement rules limiting the Before-Tax Matched and Unmatched Contributions which may be made on behalf of some or all Highly Compensated Employees so that the tests set forth in Section
4.05  are  satisfied.

          (h) For purposes of determining the actual deferral percentage of a Member who is either a five-percent (5%) owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Contributions and Compensation of such Member shall include the Before-Tax Contributions of family members, for Plan Years ending on or before December 31, 1996. Family members of Members who are either five-percent (5%) owners or one of the ten (10) most highly-paid, deferral Highly Compensated Employees shall be disregarded as separate employees in determining the actual contribution percentages for both Members who are Highly Compensated Employees and for Members who are Non-Highly-Compensated Employees.

Section  4.06  -  Contribution  Percentages
                  -------------------------

          (a) The actual contribution percentage for the Highly Compensated Employees, for each Plan Year, shall not exceed the greater of (i) the actual contribution percentage for eligible Non-Highly Compensated Employees for such Plan Year multiplied by 1.25, or (ii) the lesser of (A) two hundred percent (200%) of the actual contribution percentage of the eligible Non-Highly Compensated Employees for such Plan Year, or (B) the actual contribution percentage of the eligible Non-Highly Compensated Employees for such Plan Year, plus two (2) percentage points.

          (b) The actual contribution percentage for a specified group of employees shall be the average of the ratios (calculated separately for each Employee in such group) of:

                (i) The sum of the following which are actually paid on behalf of such Employee for such Plan Year,

(A)     Company  Matching  Contributions
(B)     After-Tax  Supplemental  Contributions,  and
(C) Any Qualified Non-Elective Contributions [as defined in Section 401(m)(4)(C) of the Code], to

               (ii)     The  Employee's compensation (within the meaning of Code
Section  414(s))  for  such  Plan  Year.

          (c)     The actual contribution percentage test described in paragraph
(a) shall be computed separately (i) with respect to Company Contributions described in Section 4.06(b)(i) to the ESOP Preferred Stock Fund for Plan Years beginning on or after January 1, 1989 and ending on or before December 31, 1998, and (ii) with respect to Company Contributions described in Section 4.06(b)(i) to the ESOP Common Stock Fund for Plan Years beginning on or after January 1, 1999.

          (d) In making the contribution percentage calculations set forth above, the Plan Administrator, as permitted by law, may, but is not required to, take into account other contributions made by the Company on behalf of Eligible Employees.

          (e) If the actual contribution percentage of Highly Compensated Employees exceeds the amounts allowed under paragraph (a) above, the excess contributions (as determined below) shall be distributed to the Members as soon as practicable (but in no event later than the last day of the next succeeding Plan Year). Any such distribution shall include income and loss allocated to the excess in accordance with Reg. Section 1.401(m)-1(e)(3).

          (f) The amount of excess contributions to be so distributed to a Highly Compensated Employee shall equal

                (i)     The  total  contributions  specified  in  clause  (i) of
Section  4.06(b),  less

               (ii) The reduced contribution dollar amount (determined below) for such employee.

          (g) The reduced contribution amount for each Highly Compensated Employee shall be determined by reducing the actual contribution amount of the Highly Compensated Employee with the highest actual contribution dollar amount to whichever of the following amounts is higher:

                (i) The amount which enables the highly compensated group to satisfy one of the tests of paragraph (a); or

               (ii) The amount that is equal to that of the Highly Compensated Employee with the next highest actual contribution amount.

               The above process shall be repeated until the highly compensated group satisfies one of the tests set forth in paragraph (a).

          (h) The multiple use of the alternative non-discrimination tests set forth in Section 4.05(a)(ii) and Section 4.06(a)(ii) shall be limited as prescribed by law. If restrictions on such multiple use apply, the Plan Administrator shall designate either the actual deferral percentages or the actual contribution percentages of Highly Compensated Employees to be reduced, and shall reduce such percentages in the manner described above, until the multiple use limitations are no longer exceeded.

          (i) The Plan Administrator may implement rules limiting the Supplemental Contributions which may be made by some or all Highly Compensated Employees, so that the test set forth in Section 4.06(a) is satisfied.

          (j) For purposes of determining the actual contribution percentage of a Member who is either a five-percent (5%) owner or one of the ten (10) most highly-paid, Highly Compensated Employees, the Company matching Contributions, Supplemental Contributions, qualified non-elective contributions, other matching contributions, and Compensation of such Member shall include the Company Matching Contributions, Supplemental Contributions, qualified non-elective contributions, other matching contributions, and Compensation of family members for Plan Years ending on or before December 31, 1996. Family members of Members who are either five-percent (5%) owners or one of the ten (10) most highly-paid, Highly Compensated Employees shall be disregarded as separate employees in determining the actual contribution percentages for both Members who are Highly Compensated Employees and for Members who are Non-Highly-Compensated Employees.

Section  4.07  -  Change  in  Before-Tax  Matched,  Before-Tax  Unmatched,  and
                  -------------------------------------------------------------
Supplemental  Contributions
---------------------------
Subject to the provisions of Sections 4.01, 4.03, and 4.04, and not more than once in any one-month period, a Member may change the election permitted by Sections 4.01, 4.03 and 4.04 by giving at least fifteen (15) days' prior written notice to the Plan Administrator or such shorter period as the Plan Administrator or its delegatee may approve. Such changed election shall become effective no later than the first day of the first month commencing on or after the expiration of the notice period. In addition, where Before-Tax Matched, Before-Tax Unmatched, or Supplemental Contributions by payroll deduction are or may be prohibited by law, in the opinion of counsel to the Company, a Member, upon approval by the Plan Administrator, may make contributions directly to the Trustee for each payroll period by a method satisfactory to the Plan Administrator as long as such deposits are timely made on the same schedule as payroll deductions. The Trustee shall not accept direct contributions not timely made by a Member.

Section  4.08  -  Suspension  of  Before-Tax  Matched, Before-Tax Unmatched, and
                  --------------------------------------------------------------
Supplemental  Contributions
---------------------------

          (a) A Member may cause the suspension of Before-Tax Matched, Before-Tax Unmatched, and/or Supplemental Contributions on his behalf at any time by giving at least fifteen (15) days' prior written notice to the Plan Administrator, or such shorter period as the Plan Administrator or its delegatee may approve, in advance of the date on which such a suspension shall become effective. The suspension shall become effective as soon as practicable after notification is received. During such period of suspension of Before-Tax Matched Contributions no Company Matching Contributions on behalf of such a Member shall be made by the Company.

          (b) A Member who has caused the suspension of Before-Tax Matched, Before-Tax Unmatched, and/or Supplemental Contributions may have them resumed in accordance with Sections 4.01, 4.03 and 4.04 by notifying the Plan Administrator in writing at least fifteen (15) days in advance of the date on which contributions are resumed, or such shorter period as the Plan Administrator or its delegatee may approve. Contributions shall resume on the first day of the first month commencing immediately after the expiration of the fifteen (15) day notice period.

          (c)     A  Member for whom contributions under Sections 4.01, 4.03 and
4.04 have ceased because he is on an unpaid absence from service shall again be eligible to have such contributions made on the date he returns to service as an Eligible Employee. No contributions may be made for a Member for any unpaid period of absence from service including, but not limited to, absence due to sickness, leave of absence due to sickness, leave of absence under the Family and Medical Leave Act, or service in the Armed Forces, other than in compliance with Code Section 414(u).

          (d)     A  Member for whom contributions under Sections 4.01, 4.03 and
4.04 have ceased because he has ceased to be an Eligible Employee but, nevertheless, continues to be an Employee shall again be eligible to have such contributions made on the next Entry Date after he again becomes an Eligible Employee and gives written notice to the Plan Administrator on the prescribed form.

Section  4.09  -  Limitation  of  Contributions
                  -----------------------------
The sum of Before-Tax Matched Contributions and Before-Tax Unmatched Contributions remitted on behalf of any Member shall be limited to $10,000, or such other dollar amount as may be specified by the Secretary of the Treasury pursuant to Section 402(g) of the Code. Contributions shall be further limited as described in Article XX. In accordance with Code Section 402(g)(2)(A)(ii), any excess deferral shall be distributed to a Member by April 15 following the close of the Plan Year in which such excess deferral occurred. Any such distribution shall include income and loss allocated to such excess.

                             ARTICLE V - Trust Fund
Section  5.01  -  The  Trust  Agreement
                  ---------------------
The Ralston Purina Company shall enter into one or more trust agreements (the "Trust Agreement") which shall contain such provisions as shall render it impossible for any part of the corpus of the Trust Fund or income therefrom to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Members. Any or all rights or benefits accruing to any person under the Plan with respect to any Company contributions deposited under the Trust Agreement shall be subject to all the terms and provisions of the Trust which shall be part of the Plan.

Section  5.02  -  The  Trustee
                  ------------
The Trustee shall be appointed by the Board of Directors or its delegatee to serve at its pleasure. The Trust Fund may be held by the Trustee as part of a master or collective trust comprised of assets of various qualified plans maintained by the Company.

Section  5.03  -  Separate  Investment  Funds
                  ---------------------------
The Trustee will maintain as many separate Investment Funds, each with different investment objectives, as the EBAIC deems advisable. Such Investment Funds may be added or deleted as the EBAIC so determines in accordance with the provisions of Section 15.04. The Investment Funds are described in Articles VI, VII, and
VIII. Each Investment Fund may be part of a fund with the same investment objectives maintained by the Trustee for the benefit of participants in other qualified plans maintained by the Company, or may be a separate fund maintained only for the benefit of Members of this Plan. Earnings or gains derived from the assets of any Investment Fund will be invested in that Fund. Appropriate Accounts for each Member shall be established and maintained in each Investment Fund in which a Member has an interest.
Section  5.04  -  Temporary  Investment
                  ---------------------
Pending permanent investment of the assets of any Investment Fund, the Trustee temporarily may make short-term investments in obligations of the United States Government, commercial paper, an interim investment fund for tax qualified employee benefit plans established by the Trustee unless otherwise provided by applicable law, or other investments of a short-term nature.

Section  5.05  -  Investment  Managers
                  --------------------
Ralston Purina Company may, by action of the parties authorized under Article XV, enter into a written agreement with, or direct the Trustee to enter into an agreement with, one or more investment managers to manage the investments of one or more of the Investment Funds. Such investment managers may include one or more insurance companies which enter into guaranteed investment contracts with the Trustee. Ralston Purina Company may, from time to time, remove any such investment manager or any successor investment manager, or direct the Trustee to do so, and any such investment manager may resign. Ralston Purina Company may, upon removal or resignation of an investment manager, provide for the appointment of a successor investment manager.

                     ARTICLE VI - ESOP Preferred Stock Fund

The following Article VI is effective for Plan Years beginning on or after January 1, 1989 and ending on or before December 31, 1998.

Section  6.01  -  The  ESOP  Preferred  Stock  Fund
                  ---------------------------------
The assets of the Ralston Purina ESOP Preferred Stock Fund shall be invested primarily in ESOP Preferred Stock during the period beginning February 1, 1989 and ending December 31, 1998. Beginning February 1, 1989, and ending December 31, 1998, all Before-Tax Matched Contributions, Company Matching Contributions, and Company PAYSOP Account Contributions remitted to the Plan shall be invested solely in the ESOP Preferred Stock Fund. Notwithstanding the foregoing, (i) the Before-Tax Matched Contributions and Company Contributions made on behalf of EPS Members, and (ii) the Before-Tax Contributions and Company Contributions made on behalf of a Golden Cat Member for the period commencing April 1, 1995 and ending December 31, 1995, shall be invested in other Investment Funds in accordance with the provisions of Article VIII.

Section  6.02  -  ESOP  Loans
                  -----------

          (a) The Trustee shall enter into one or more loan transactions (individually an "ESOP Loan") as directed by the EBAIC and upon such terms as the EBAIC directs, which terms shall be in conformity with the provisions hereof. Each ESOP Loan must be primarily for the benefit of Members and their beneficiaries. The terms of each ESOP Loan must, at the time the loan is made, be at least as favorable to the Trust as the terms of a comparable loan resulting from arm's length negotiations between independent parties. Each ESOP Loan shall be for a specific term and shall bear a reasonable rate of interest. An ESOP Loan may be secured by a pledge of the ESOP Preferred Stock acquired with the proceeds of the ESOP Loan (or acquired with the proceeds of a prior ESOP Loan which is being refinanced). No other Trust assets may be pledged as collateral for an ESOP Loan, and no lender shall have recourse against Trust assets other than (a) collateral given for the ESOP Loan, (b) contributions (other than contributions of ESOP Preferred Stock) made to meet the Company's obligation under the ESOP Loan, and (c) earnings attributable to such collateral and the investment of such Contributions. An ESOP Loan shall not be payable on demand except in the event of default. In the event of default of an ESOP Loan, the value of plan assets transferred in satisfaction of the Loan shall not exceed the amount of default. If the lender is a disqualified person within the meaning of Code Section 4975(e)(2), the ESOP Loan must provide for a transfer of Trust assets on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the ESOP Loan. Payments of principal and/or interest on any ESOP Loan shall be made by the Trustee only from collateral given for the ESOP Loan, Contributions that are made to meet the obligations under the ESOP Loan and from earnings attributable to such collateral and the investment of such contributions.

          (b) The ESOP Loan proceeds shall be used by the Trustee within a reasonable time after receipt to acquire ESOP Preferred Stock or to repay a prior ESOP Loan. With respect to any such acquisition of ESOP Preferred Stock, the EBAIC shall take all appropriate and necessary measures to ensure that the Trust pays no more than "adequate consideration" [within the meaning of Section 3(18) of the Employee Retirement Income Security Act of 1974, as amended (ERISA)] for such securities. All ESOP Preferred Stock acquired with the proceeds of an ESOP Loan shall be placed in an ESOP Loan Suspense Account established by the Trustee. To the extent required for the purpose of pledging such ESOP Preferred Stock as collateral for the ESOP Loan, the shares held as collateral in the ESOP Loan Suspense Account may be physically segregated from other Trust assets. Any pledge of ESOP Preferred Stock must provide for the release of the securities so pledged as payments on the ESOP Loan are made by the Trustee and for such securities to be transferred to the appropriate Member Accounts pursuant to Section 6.04 hereunder.

          (c)     Except  as  otherwise permitted in Code Section 409(h) or Code
Section 4975 and regulations promulgated thereunder, no ESOP Preferred Stock acquired with the proceeds of an ESOP Loan shall be subject to any put, call or other option, or any buy-sell or similar agreement while held by and when distributed from the Trust, whether or not the Plan constitutes an "employee stock ownership plan" within the meaning of Code Section 4975(e)(7) at such time, and whether or not the ESOP Loan has been repaid at such time.

          (d) The Trustee, at the direction of the EBAIC, may at any time elect to require Ralston Purina Company to redeem shares of ESOP Preferred Stock held in the Trust for cash or for shares of Common Stock, or to convert such shares of ESOP Preferred Stock into shares of Common Stock.

Section  6.03  -  ESOP  Loan  Payments
                  --------------------
ESOP loan amortization payments shall be made by the Trustee from amounts held in the ESOP Payment Account. The ESOP Payment Account shall be credited with
(1) Before-Tax Matched, Company Matching Contributions and Company PAYSOP Account Contributions received by the Trust in accordance with Article IV; (2) dividends paid with respect to ESOP Preferred Stock held in the ESOP Suspense Account; (3) as directed by the EBAIC, dividends paid with respect to other shares of ESOP Preferred Stock; and (4) all other earnings of the ESOP Suspense Account and the ESOP Payment Account. Assets held in the ESOP Payment Account may be temporarily invested in obligations of the United States Government, commercial paper, an interim investment fund for the qualified employee benefit plans established by the Trustee unless otherwise provided by applicable law, or other investments of a temporary nature.

Section  6.04  -  Release  of  ESOP  Preferred  Stock
                  -----------------------------------

          (a) From time to time during the period beginning the day after an ESOP Loan amortization payment becomes due and extending until the next following loan amortization payment becomes due (the "loan amortization payment period"), a number of shares of the ESOP Preferred Stock shall be released from the ESOP Suspense Account and transferred to the ESOP Allocated Shares Account. The total number of shares so released shall at least equal the number of shares of ESOP Preferred Stock held in the ESOP Suspense Account with respect to such ESOP Loan immediately prior to the release multiplied by a fraction. The numerator of the fraction shall be the amount of principal paid by the Trust on the ESOP Loan in such loan amortization payment. The denominator of the fraction shall be the sum of the numerator plus the principal to be paid on such ESOP Loan for all future amortization payments. The shares that are transferred to the ESOP Allocated Shares Fund pursuant to this Section shall be allocated to the appropriate Member Account in the manner specified paragraphs (b) and (c) below.

          (b) Shares of ESOP Preferred Stock transferred to the ESOP Allocated Shares Account shall be allocated to the Accounts of Members on at least an annual basis. The number of shares to be allocated to each Member's Account shall be determined as follows:

                 (i) the number of shares to be allocated to the Account of each Member who was first hired by the Company on or before June 30, 1993, ("Grandfathered Member") shall be determined by multiplying the total number of shares to be allocated to the Accounts of Grandfathered Members by a fraction, the numerator of which equals the amount of Before-Tax Matched Contributions described in Section 4.01(a)(ii) made on behalf of such Grandfathered Member during the period of allocation, and the denominator of which equals the total of all such Before-Tax Matched Contributions made on behalf of the Grandfathered Members for the period of allocation; and

                (ii) The number of shares to be allocated to the Account of each Member who is first hired on or after July 1, 1993, ("New Member") shall be determined by multiplying the total number of shares to be allocated to the Accounts of New Members by a fraction, the numerator of which equals the amount of Before-Tax Matched Contributions described in Section 4.01(a)(ii), as the case may be, made on behalf of such New Member during the period of allocation multiplied by twenty percent (20%) for each whole year [not to exceed five (5) whole years] included in the New Member's Period of Service, regardless of whether such employment occurs before or after participation in the Plan; and the denominator of which equals the total of all Before-Tax Matched Contributions made on behalf of the New Members for the period of allocation. Notwithstanding the foregoing, the Before-Tax Matched Contributions of a Member who has not completed a one (1) year Period of Service shall not be taken into account for purposes of this paragraph.

               (iii) The number of shares to be allocated pursuant to subparagraph (b)(i) and (ii) shall not exceed two hundred percent (200%) of such Member's Before-Tax Matched Contributions for the period of allocation divided by the Minimum Redemption Value.

               (iv) The number of shares to be allocated to the Account of each Member who is entitled to a Company PAYSOP Account Contribution (the "PAYSOP Member") shall be determined by multiplying the total number of shares to be allocated to the Accounts of the PAYSOP Members in accordance with the provisions of Section 4.02(b)(ii), by a fraction, the numerator of which equals the value of the PAYSOP Account of each PAYSOP Member, and the denominator of which equals the total of all PAYSOP Accounts of the PAYSOP Members.

               (v) In the event that, as of the end of any Plan Year shares of ESOP Preferred Stock are released from the ESOP Suspense Account pursuant to paragraph (a) in excess of the total number of shares allocated pursuant to subparagraph (b)(i), (ii) and (iv), the excess shares shall be allocated among those Members who remain participants on the last day of the Plan Year in the same manner as set forth in subparagraphs (b)(i), (ii) and (iv).

               (vi) Notwithstanding the foregoing, no shares of ESOP Preferred Stock shall be allocated to (A) the Accounts of EPS Members; (B) the Accounts of Golden Cat Members for the period commencing April 1, 1995 and ending December 31, 1995; or (C) a Member who has not completed a one (1) year Period of Service.

          (c) In the event that the Minimum Redemption Value of ESOP Preferred Stock allocated to the Member's Accounts pursuant to paragraph (b)(i) does not equal or exceed two hundred percent (200%) of Before-Tax Matched Contributions, the Company shall make additional Company Matching Contributions to the Plan to provide for release of additional shares of ESOP Preferred Stock, or, alternatively, the Company may contribute additional shares of ESOP Preferred Stock.

          (d) Upon conversion or redemption of the ESOP Preferred Stock at the time of payment in full of the ESOP Notes, the shares of Common Stock received, or the shares of each class of Common Stock, as applicable, purchased by the Trustee with the cash received from the Company, will be transferred to new or existing accounts for each ESOP Preferred Stock Fund participant established pursuant to the Common Stock Fund. In the event of more than one class of Common Stock, the amount of shares of each such class of stock which will be allocated to such accounts in the event of a redemption will be based upon the relative per share market price of each class of stock at the time of redemption Stock, or if the Company redeems in cash and the Trustee acquires shares of each such class of stock, will be based upon the relative market capitalizations of the classes of stock.

Section  6.05  -  ESOP  Preferred  Stock  Dividends
                  ---------------------------------

          (a)     ESOP  Preferred  Stock  Allocated  to  Member  Accounts.  Cash
                  -------------------------------------------------------
dividends paid with respect to ESOP Preferred Stock credited to a Member's Accounts may be used to make ESOP Loan amortization payments on an outstanding ESOP Loan or, alternatively, the EBAIC may in its sole discretion direct the Trustee to pay such dividends directly to the Members. In the event that dividends are used to make ESOP Loan amortization payments, there shall be released from the ESOP Suspense Account, or repurchased by the Trustee from Members' Accounts in accordance with Section 6.06, in the sole discretion of the EBAIC, and allocated to Members' Accounts additional shares of ESOP Preferred
Stock. The aggregate number of shares so released or repurchased shall be determined by dividing the dollar value of the cash dividends by the Minimum Redemption Value of the ESOP Preferred Stock. Shares released pursuant to this section shall be in addition to shares released pursuant to Section 6.04.

          (b)     Stock  in  ESOP  Suspense  Account.  Cash  dividends paid with
                  ----------------------------------
respect to ESOP Preferred Stock credited to the ESOP Suspense Account shall be allocated to the ESOP Payment Account and used to make ESOP Loan Amortization Payments.

          (c)     Stock  Dividends.  Shares  of ESOP Preferred Stock received by
                  ----------------
the Trustee as stock dividends or stock splits with respect to ESOP Preferred Stock allocated to any Member's Accounts shall be credited to such Member's Accounts. Shares of ESOP Preferred Stock received by the Trustee as stock dividends or stock splits with respect to shares of ESOP Preferred Stock held in the ESOP Suspense Account shall be credited to the ESOP Suspense Account.

Section  6.06  -  Withdrawals  and  Distributions.
                  -------------------------------
In the event that a Member becomes entitled to a distribution, or withdrawal, or loan of some or all of amounts invested in the ESOP Preferred Stock Fund, the Trustee shall cause as many shares of his ESOP Preferred Stock as are the subject of such distribution, loan, or withdrawal to be either redeemed for cash or stock, as appropriate, or converted into shares of Common Stock in accordance with the distribution election of the Member; provided, however, that if a Member elects to take a distribution in cash, or if an annuity contract is to be purchased, and the market value of a share of Common Stock, determined pursuant to Section 9.01(a) on the Valuation Date preceding a distribution is greater than the Minimum Redemption Value of a share of ESOP Preferred Stock, then shares of ESOP Preferred Stock shall first be converted into shares of Common Stock which will then be sold and the proceeds distributed to such Member. Any such conversion or redemption shall be made effective as of the last day of the calendar quarter in which the Member terminates, requests a withdrawal, or loan, or dies; provided, however, that in the case of any Member who requests a deferral of his distribution pursuant to Article XI, such conversion or redemption shall be made effective as of the end of the Plan Year in which the Member terminates his service.

Section  6.07  -  Voting  and  Tendering
                  ----------------------
Each Member shall have the right and shall be afforded the opportunity to instruct the Trustee how to vote at any meeting of Ralston Purina Company shareholders those shares of ESOP Preferred Stock allocated or credited to his Accounts as of a date prior to such meeting as established by the Plan Administrator for administrative purposes. Instructions by Members to the Trustee shall be in such form and pursuant to such regulations as the Plan Administrator may prescribe and any such instructions shall remain in the strict confidence of the Trustee. If the Trustee does not timely receive instructions from a Member regarding his shares, the Trustee shall be required to vote such shares in the same proportion as were voted those shares for which the Trustee received Member instruction. ESOP Preferred Stock remaining in the ESOP Suspense Account shall be voted in the same proportion as were voted shares for which the Trustee received Member instruction.

Each Member shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer (other than a tender or exchange offer made by Ralston Purina Company) for any or all shares of ESOP Preferred Stock credited to such Member's Accounts as of a date prior to the expiration of the offer, as established by the Plan Administrator for administrative purposes. The Trustee shall notify each Member and utilize its best efforts to timely distribute or cause to be distributed to him such information as will be distributed to shareholders of the Company in connection with any such tender or exchange offer. Upon its timely receipt of such instructions, the Trustee shall tender or exchange such shares of ESOP Preferred Stock as and to the extent so instructed. The failure of a Member to instruct the Trustee to tender or exchange shares of ESOP Preferred Stock credited to his account shall be deemed to be an instruction not to tender or exchange such shares of stock. Accordingly, if the Trustee does not receive instructions from a Member regarding any such tender or exchange offer for ESOP Preferred Stock, the Trustee shall not tender such shares. Shares not allocated or credited to a Member's Account as of the date and ESOP Preferred Stock remaining in the ESOP Suspense Account shall be tendered or exchanged or not tendered or exchanged in the same proportion as were tendered or exchanged or not tendered or exchanged Shares for which the Trustee received Member instructions. Notwithstanding the foregoing, the rights of Members and duties of the Trustee set forth herein shall not apply in the event of a tender offer by the Company for any or all shares of ESOP Preferred Stock credited to such Members' Accounts; nor shall the Trustee tender or exchange any ESOP Preferred Stock.

Section  6.08  -  Diversification  Elections
                  --------------------------

          (a) A Member who has attained age fifty-five (55) and completed ten (10) years of participation in the Plan may, within ninety (90) days after the close of each Plan Year in the "qualified election period", as defined below, direct the Trustee to diversify as soon as the Trustee, in its sole discretion, deems it prudent and practicable, the investment of twenty-five percent (25%) of his Accounts in the ESOP Preferred Stock Fund (to the extent such portion exceeds the amount to which a prior election applies). In the case of the last year in which such an election applies, fifty percent (50%) shall be substituted for twenty-five percent (25%). The maximum percentage of a Member's Account that is subject to diversification is applied to the value of such Member's Account as of the last day of the preceding Plan Year. For purposes of this Section, the qualified election period means a period of five Plan Years commencing with the Plan Year following the Plan Year in which the Participant has both attained age fifty-five (55) and completed ten (10) years of participation in the Plan. Additional Investment Funds shall be established in accordance with Article V to the extent required under the provisions of ERISA or the Code.

          (b) Notwithstanding the foregoing, effective August 22,1996, a Member who has attained age fifty-five (55) and completed ten (10) years of participation in the Plan (and any predecessor plan thereof), may, at any time and from time to time following the close of the Plan Year during which the Member has satisfied these requirements, elect to diversify the investment of up to an aggregate of fifty percent (50%) of the shares of ESOP Preferred Stock in his ESOP Preferred Stock Fund Account (to the extent such portion exceeds the amount to which a prior election applies), as determined on the last day of the Plan Year immediately preceding the Plan Year during which the election occurs, by electing to invest such portion of his Account in the Investment Funds authorized by the EBAIC and maintained by the Trustee in accordance with Section
8.01 hereof. For purposes of this paragraph (c), any reduction in the Member's Account in the ESOP Preferred Stock Fund after the close of such immediately preceding Plan Year which is attributable to (i) a hardship withdrawal as described in Section 13.02 hereof, or (ii) a Member's loan as described in
Section 17.01 hereof, shall be treated as subject to the Member's election to diversify for purposes of applying the fifty percent (50%) limit. (Restrictions on such loans and hardship withdrawals, however, shall be governed solely by
Article  XVII  and  Article  XIII,  respectively.)

                      ARTICLE VII - ESOP Common Stock Fund

The following Article VII is effective for Plan Years beginning on or after January 1, 1999.

Section  7.01  -  The  ESOP  Common  Stock  Fund
                  ------------------------------

          (a) As of January 1, 1999, all shares of ESOP Preferred Stock shall be converted into shares of Common Stock in accordance with the Certificate of Designation of ESOP Preferred Stock, as amended, and held in the Ralston Purina ESOP Common Stock Fund. Effective April 22, 1999, the Ralston Purina Common Stock Fund, as described in Section 8.01, and the ESOP Common Stock Fund will be merged and recharacterized as one ESOP Fund, and will be designated as the Ralston ESOP Common Stock Fund. The assets of the ESOP Common Stock Fund shall be invested primarily in Ralston Purina Company Common Stock. Such Common Stock shall be purchased by the Trustee regularly on the open market, or in privately negotiated transactions, including purchases directly from Ralston Purina Company or any Affiliated Company, in accordance with a nondiscretionary purchase program, as the Trustee shall determine to be in the best interest of the Fund. The Trustee may invest assets of the ESOP Common Stock Fund temporarily as provided in Section 5.04, pending permanent investment in Common Stock. All shares of Common Stock held in the Fund shall be held in the name of the Trustee or its nominee renamed. All Company Matching Contributions remitted to the Plan on or after January 1, 1999 shall be invested solely in the ESOP Common Stock Fund, subject to the provisions of Section 8.02(b).

          (b) It is intended that the ESOP Common Stock Fund constitute an "employee stock ownership plan" within the meaning of Code Section 4975(e)(7) .

          (c) Shares of ESOP Common Stock shall be allocated to the Accounts of Members as soon as practicable. Subject to the provisions of Section 4.02(a)(i), the number of shares of ESOP Common Stock acquired with Company Matching Contributions made on or after January 1, 1999 to be allocated to each Member's Account shall be determined by multiplying the total number of shares to be allocated to Members' Accounts by a fraction, the numerator of which equals the amount of Before-Tax Matched Contributions made on behalf of such Member during the period of allocation, and the denominator of which equals the total of all Before-Tax Matched Contributions made on behalf of the Members for the period of allocation. Notwithstanding the foregoing, for purposes of this subparagraph (c), the Before-Tax Matched Contributions made on behalf of (i)
Members who have not completed a one (1)-year Period of Service, and (ii) EPS Members shall not be taken into account, and such Members shall not be entitled to an allocation of shares of ESOP Common Stock.

Section  7.02  -  ESOP  Common  Stock  Dividends
                  ------------------------------

(a)     ESOP  Common  Stock  Allocated  to Member Accounts.
        --------------------------------------------------  Cash dividends paid with respect to ESOP Common Stock credited to a Member's Accounts may, at the direction of the Company in its sole discretion, be paid by the Trustee directly to the Members.

(b)     Stock Dividends.
        --------------- Shares of ESOP Common Stock received by the Trustee as stock dividends or stock splits with respect to ESOP Common Stock allocated to any Member's Accounts shall be credited to such Member's Accounts. Shares of an Affiliated Company received by the Trustee in a transaction qualifying under
Section 355 of the Code with respect to ESOP Common Stock allocated to any Member's Accounts shall be credited to such Member's Accounts.

Section  7.03  -  Withdrawals  and  Distributions
                  -------------------------------
In the event a Member becomes entitled to a distribution or withdrawal, or loan of some or all of amounts invested in the ESOP Common Stock Fund, the Trustee shall cause as many shares of such Member's ESOP Common Stock as are the subject of such distribution, loan, or withdrawal to be sold in the open market, or redeemed or repurchased for cash or, in the case of a distribution or withdrawal, distributed in kind, in accordance with the distribution election of the Member.

Section  7.04  -  Voting  and  Tendering
                  ----------------------
Each Member shall have the right and shall be afforded the opportunity to instruct the Trustee how to vote at any meeting of Ralston Purina Company shareholders, those shares of ESOP Common Stock allocated or credited to his Accounts as of a date prior to such meeting as established by the Plan Administrator for administrative purposes. Instructions by Members to the Trustee shall be in such form and pursuant to such regulations as the Plan Administrator may prescribe and any such instructions shall remain in the strict confidence of the Trustee. If the Trustee does not timely receive instructions from a Member regarding his shares, the Trustee shall be required to vote such shares in the same proportion as were voted those shares for which the Trustee received Member instruction.

Each Member shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer (other than a tender or exchange offer made by the Company) for any or all shares of ESOP Common Stock credited to such Member's Accounts as of a date prior to the expiration of the offer, as established by the Plan Administrator for administrative purposes. The Trustee shall notify each Member and utilize its best efforts to timely distribute or cause to be distributed to him such information as will be distributed to shareholders of the Company in connection with any such tender or exchange offer. Upon its timely receipt of such instructions, the Trustee shall tender or exchange such shares of ESOP Common Stock as and to the extent so instructed. The failure of a Member to timely instruct the Trustee to tender or exchange shares of ESOP Common Stock credited to his account shall be deemed to be an instruction not to tender or exchange such shares of stock. Accordingly, if the Trustee does not receive instructions from a Member regarding any such tender or exchange offer for ESOP Common Stock, the Trustee shall not tender such shares. Notwithstanding the foregoing, the rights of Members and duties of the Trustee set forth herein shall not apply in the event of a tender offer by the Company for any or all shares of ESOP Common Stock credited to such Members' Accounts; nor shall the Trustee tender or exchange any ESOP Common Stock.

Section  7.05  -  Diversification  Elections
                  --------------------------
          (a) Effective January 1, 1999 through April 21, 1999, a Member may elect to diversify by giving notice to the Plan Administrator to have that portion of his Account in the ESOP Common Stock Fund derived from the Member's Before-Tax Contributions and earnings thereon, determined as of January 1, 1999, transferred to any other investment fund, in accordance with Section 8.02.

          (b) Effective April 22, 1999, a Member may elect to diversify, by giving notice to the Plan Administrator, to have up to one hundred percent (100%) of the value of his Account in the ESOP Common Stock Fund transferred to any other investment fund, in accordance with Section 8.02.

                      ARTICLE VIII - Other Investment Funds
Section  8.01  -  Other  Investment  Funds
                  ------------------------
Other Investment Funds, as authorized by the EBAIC and maintained by the Trustee, from time to time may include the following:

          (a)     The  Ralston  Purina  Common  Stock  Fund.  Subject  to
                  -----------------------------------------
subparagraphs 8.01(b) and (c), the assets of the Ralston Purina Common Stock Fund shall be invested primarily in Ralston Purina Company Stock. Such Common Stock shall be purchased by the Trustee regularly on the open market, or in privately negotiated transactions, including purchases directly from Ralston Purina Company or any Affiliated Company, in accordance with a nondiscretionary purchase program, as the Trustee shall determine to be in the best interest of the Fund. The Trustee may invest assets of the Common Stock Fund temporarily as provided in Section 5.04, pending permanent investment in Common Stock. All shares of Common Stock held in the Fund shall be held in the name of the Trustee or its nominee renamed.




          (b)     The CBG Stock Fund.  The assets of the CBG Stock Fund shall be
                  ------------------
invested primarily in CBG Stock. Such CBG Stock shall be purchased by the Trustee regularly on the open market, or in privately negotiated transactions, including purchases directly from Ralston Purina Company or any Affiliated Company, in accordance with a nondiscretionary purchase program, as the Trustee shall determine to be in the best interest of the Fund. The Trustee may invest assets of the CBG Stock Fund temporarily as provided in Section 5.04, pending permanent investment in CBG Stock. All shares of CBG Stock held in the Fund shall be held in the name of the Trustee or its nominee. This Fund shall be in existence during the period commencing July 30, 1993 and ending May 15, 1995.

          (c)     The RPG Stock Fund.  The assets of the RPG Stock Fund shall be
                  ------------------
invested primarily in RPG Stock. Such RPG Stock shall be purchased by the Trustee regularly on the open market, or in privately negotiated transactions, including purchases directly from Ralston Purina Company or any Affiliated Company, in accordance with a nondiscretionary purchase program, as the Trustee shall determine to be inn the best interest of the Fund. The Trustee may invest assets of the RPG Stock Fund temporarily as provided in Section 5.05, pending permanent investment in RPG Stock. All shares of RPG Stock held in the Fund shall be held in the name of the Trustee or its nominee renamed. This Fund shall be in existence during the period commencing July 30, 1993 and ending February 1, 1996.

          (d)     U.S.  Government Money Market Fund.  The objective of the Fund
                  ----------------------------------
is to seek the maximum current income consistent with preservation of principal and liquidity. The Fund invests in short-term securities issued by the United States Government, its agencies and instrumentalities, and in repurchase agreements collateralized by such securities. A portion of the U.S. Government securities held by the Federal Portfolio may not be backed by the full faith and credit of the U.S. Government.

          (e)     Fixed  Income Fund.  The objective of the Fund is to provide a
                  ------------------
stable principal amount, but a higher yield than can be earned in a money market fund. Assets are primarily invested in contracts with insurance companies which provide for repayment by the issuing company of principal with interest at a fixed rate, or fixed minimum rate, for a specified period and in short-term corporate and government bonds. The yield on the Fund is a blended rate reflecting the interest rates on all investments in the Fund.
                                                                     -

          (f)     Balanced  Funds.  The  objective of these Funds is to follow a
                  ---------------
diversified and balanced program of investing in bonds and common stock. Each Fund invests its net assets in different combinations of stocks, bonds, and cash reserves, reflecting varying degrees of potential risk and reward. The Funds are designed to provide conservation of principal, a reasonable income return, and potential growth of capital.

          (g)     Equity Index Fund.  A growth and income fund, the Fund invests
                  -----------------
in all of the stock included in the Standard & Poor's (S&P) 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. The Fund is designed to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index.

          (h)     Growth  and  Income  Fund.  This Fund invests in common stocks
                  -------------------------
that have a history of paying dividends. The Fund selects common stocks that, in the opinion of the investment manager, are undervalued in the marketplace. The Fund seeks long-term capital growth and a reasonable level of dividend income.

          (i)     Aggressive  Growth Fund.  The Fund primarily invests in common
                  -----------------------
stocks of smaller companies with favorable prospects for growth in market value. The Fund seeks long-term growth of capital.

          (j)     International Growth Fund.  This Fund invests in a diversified
                  -------------------------
portfolio of international stocks, or stocks of companies based outside of the United States. The Portfolio seeks to provide long-term growth of capital. The Portfolio provides little, if any, dividend income.

          (k)     The  Ralcorp Stock Fund.  The assets of the Ralcorp Stock Fund
                  -----------------------
shall be invested solely in the common stock of Ralcorp Holdings, Inc. ("Ralcorp Stock"), credited to a Member's Account upon the spin-off of Ralcorp Holdings, Inc. by the Company effective April 1, 1994, which resulted in all holders of RPG Stock receiving one (1) share of Ralcorp Stock for every three (3) shares of RPG Stock. Except for the reinvestment of dividends, the Trustee shall not purchase any additional shares of Ralcorp Stock for crediting to Members' Accounts. All shares of Ralcorp Stock held in the Fund shall be held in the name of the Trustee or its nominee. Any assets remaining in the Ralcorp Stock
Fund  on  March  31,  1995 shall be invested in the U.S. Government Money Market
Fund.

          (l)     The Agribrands Stock Fund.  The assets of the Agribrands Stock
                  -------------------------
Fund shall be invested solely in the common stock of Agribrands Holdings, Inc. ("Agribrands Stock"), credited to a Member's Account upon the spin-off of Agribrands Holding, Inc. by the Company effective April 1, 1998, which resulted in all holders of Common Stock receiving one (1) share of Agribrands Stock for every ten (10) shares of Common Stock. Except for the reinvestment of dividends, the Trustee shall not purchase any additional shares of Agribrands Stock for crediting to Members' Accounts. All shares of Agribrands Stock held in the Fund shall be held in the name of the Trustee or its nominee. Any assets remaining in the Agribrands Stock Fund on March 31, 1999 shall be invested in the U.S. Government Money Market Fund.

          (m)     The  Energizer  Stock Fund.  The assets of the Energizer Stock
                  --------------------------
Fund shall be invested solely in the common stock of Energizer Holdings, Inc. ("Energizer Stock"), credited to a Member's Account upon the spin-off of EnergizerHoldings, Inc. by the Company effective April 1, 2000, which resulted in all holders of Common Stock receiving one (1) share of EnergizerStock for every three (3) shares of Common Stock. Except for the reinvestment of dividends, the Trustee shall not purchase any additional shares of EnergizerStock for crediting to Members' Accounts. All shares of Energizer Stock held in the Fund shall be held in the name of the Trustee or its nominee.

Section  8.02  -  Investment  of  Contributions
                  -----------------------------

          (a)     Election.  Subject  to  the  provisions  of  Sections 6.01 and
                  --------
7.01, all (i) Before-Tax Unmatched Contributions, (ii) Supplemental Contributions, (iii) Rollover Contributions, (iv) Before-Tax Matched Contributions remitted to the Plan before February 1, 1989 or after December 31, 1998, (v) Before-Tax and Company Contributions made on behalf of an EPS Member, and (vi) Before-Tax and Company Contributions made on behalf of a Golden Cat Member during the period April 1, 1995 through December 31, 1995, will be invested at the election of the Member in multiples of one percent (1%) in the Investment Funds authorized by the EBAIC and maintained by the Trustee in accordance with Section 8.01, other than the Ralcorp Stock Fund, the Agribrands Stock Fund, and the Energizer Stock Fund. Contributions for which a Member does not make a valid election shall be invested in the U.S. Government Money Market Fund. Amounts in the Common Stock Fund attributable to Company Matching Contributions made after January 1, 1988 and before February 1, 1989, including the earnings thereon, can, prior to March 1, 1995, be invested only in the Common Stock Fund, or transferred between such Funds.

               Investment directions of each new Member shall be delivered in writing to the Plan Administrator or its delegatee. Except with respect to contributions invested solely in the ESOP Preferred Stock Fund in accordance with Section 6.01, a Member may change his direction governing the investment of future contributions to be credited to his respective Accounts at any time upon providing the appropriate notice to the Plan Administrator or its delegatee. An investment direction once given shall be deemed to be a continuing direction until explicitly changed by the Member by a subsequent direction to the Plan Administrator or its delegatee in accordance with appropriate procedures set forth by the Plan Administrator or its delegatee.

          (b)     Transfer of Investments.  Except with respect to Contributions
                  -----------------------
invested solely in the ESOP Preferred Stock Fund in accordance with Section 6.01, or the ESOP Common Stock Fund in accordance with Section 7.05(a), a Member may elect, at any time, to have all or any multiple of one percent (1%) of the value of his Account as of any future Valuation Date or any dollar amount of his Account transferred to any separate Investment Fund maintained by the Trustee in accordance with Section 8.01, other than the ESOP Preferred Stock Fund in accordance with Section 6.01, or the Ralcorp, Agribrands, or Energizer Stock Funds.

          (c) Notwithstanding anything in this Section to the contrary, any contributions invested in an investment contract shall be subject to any and all terms of such contract regarding the transfer of assets from such contract.

Section  8.03  -  Member  Responsibility  For  Selection  of  Funds
                  -------------------------------------------------
Each Member is solely responsible for the selection of his Investment Funds. Neither the Trustee, the Plan Administrator, the Company nor any of the officers or supervisors of the Company are empowered to advise a Member as to the manner in which his Accounts shall be invested. The fact that a security is available to members for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall the designation of any Investment Fund impose any liability on the Company, its directors, officers or employees, the Trustee, or the Plan Administrator.

When an investment election regarding the Fund is required to be made by Members, such Member shall be informed as to the manner in which their funds will be invested if they fail to make an affirmative election in a timely manner. In such event, those Members who fail to communicate an election to the Plan Administrator or its delegatee shall be deemed to have elected the specified investment and the Company, its directors, officers or employees, the Trustee, the EBAIC, and any other plan fiduciary shall be deemed to be relieved of fiduciary responsibility for the investment of such funds.

Section  8.04  -  Voting  and  Tendering  -  Ralston  Common  Stock
                  -------------------------------------------------

          (a) Each Member shall have the right and shall be afforded the opportunity to instruct the Trustee how to vote at any meeting of Ralston Purina Company shareholders those shares of Common Stock held in the Ralston Common Stock Fund through April 21, 1999, or the ESOP Common Stock Fund, which are allocated to his Accounts as of a date prior to such meeting as established by the Plan Administrator for administrative purposes. Instructions by Members to the Trustee shall be in such form and pursuant to such regulations as the Plan Administrator may prescribe and any such instructions shall remain in the strict confidence of the Trustee. If the Trustee does not receive timely instructions from a Member regarding the voting of his shares, the Trustee shall be required to vote such shares in the same proportion as were voted those shares for which the Trustee received Members' instructions.

          (b) Each Member (or in the event of his death, his Beneficiary) shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer for any or all shares of Common Stock credited to such Member's Account as of a date prior to the expiration of the offer as established by the Plan Administrator for administrative purposes. The Trustee shall notify each Member (or Beneficiary) and utilize its best efforts to timely distribute or cause to be distributed to him such information as will be distributed to shareholders of the Company in connection with any such tender or exchange offer. Upon its timely receipt of such instructions, the Trustee shall tender or exchange such shares of Common Stock as and to the extent so instructed. The failure of a Member to timely instruct the Trustee to tender or exchange shares of Common Stock credited to his Account shall be deemed to be an instruction not to tender or exchange such shares of Stock. Accordingly, if the Trustee does not receive instructions from a Member (or Beneficiary) regarding any such tender or exchange offer for Common Stock, the Trustee shall not tender or exchange such stock. Notwithstanding the foregoing, the rights of each Member and duties of the Trustee set forth herein shall not apply in the event of a tender offer by the Company for any or all shares of Common Stock credited to such Member's Account under the Trust Fund; nor shall the Trustee tender or exchange any Common Stock.

Section  8.05  -  Voting  and  Tendering  -  Other  Stock  Funds
                  ----------------------------------------------

          (a) Each Member shall have the right and shall be afforded the opportunity to instruct the Trustee how to vote those shares of Ralcorp Stock from April 1, 1994 through March 31, 1995, Agribrands Stock from April 1, 1998 through March 31, 1999, or Energizer Stock beginning April 1, 2000, as applicable, held in the respective Ralcorp, Agribrands, or Energizer Stock Funds, which are allocated to his Accounts, as of a date prior to a meeting of shareholders of Ralcorp, Agribrands, or Energizer, as applicable, as established by the Plan Administrator for administrative purposes. Instructions by Members to the Trustee shall be in such form and pursuant to such regulations as the Plan Administrator may prescribe and any such instructions shall remain in the strict confidence of the Trustee. If the Trustee does not receive timely instructions from a Member regarding the voting of his shares, the Trustee shall be required to vote such shares in the same proportion as were voted those shares for which the Trustee received Members' instructions.

          (b) Each Member (or in the event of his death, his Beneficiary) shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer for any or all shares of the Ralcorp Stock from April 1, 1994 through March 31, 1995, Agribrands Stock from April 1, 1998 through March 31, 1999, or Energizer Stock beginning April 1, 2000, credited to such Member's Accounts as of a date prior to the expiration of the offer as established by the Plan Administrator for administrative purposes. The Trustee shall notify each Member (or Beneficiary) and utilize its best efforts to timely distribute or cause to be distributed to him such information as will be distributed to shareholders of Ralcorp, Agribrands, or Energizer, as applicable, in connection with any such tender or exchange offer. Upon its timely receipt of such instructions, the Trustee shall tender or exchange such shares of Ralcorp, Agribrands, or Energizer Stock, as applicable, as and to the extent so instructed. The failure of a Member to timely instruct the Trustee to tender or exchange such shares of Stock credited to his Account shall be deemed to be an instruction not to tender or exchange such shares of Stock. Accordingly, if the Trustee does not receive instructions from a Member (or Beneficiary) regarding any such tender or exchange offer for Common Stock, the Trustee shall not tender or exchange such Stock.

             ARTICLE IX - Valuation of Assets and Members' Accounts

Section  9.01  -  Valuation  of  Assets
                  ---------------------

          (a) At the end of each Valuation Date, the Trustee shall determine the aggregate fair market value of the assets then held by it in each Investment Fund.

               (1) The market value of shares of Common Stock shall be their respective closing values on the New York Stock Exchange.

               (2) Prior to January 1, 1999, the market value of a share of ESOP Preferred Stock shall be the greater of the Minimum Redemption Value of the ESOP Preferred Stock, or the market value of the shares of Common Stock into which a share of ESOP Preferred Stock may be converted as adjusted in accordance with the Certificate of Designation of ESOP Preferred Stock, as amended, as applicable, and to reflect accrued but unpaid dividends. The fair value of each share of ESOP Preferred Stock shall be determined on at least an annual basis by an independent appraiser (excluding any increase in value for accrued but unpaid dividends), such value referred to herein as the "appraised value" of the ESOP Preferred Stock.

Section  9.02  -  Valuation  of  Accounts
                  -----------------------
At the end of each Valuation Date, before the calculation and debiting of any distributions and in-service withdrawals from the Trust fund or the posting of transfers among Investment Funds, the net credit balances in the Accounts of Members or their beneficiaries will be adjusted to reflect any contributions to, and investment gains or losses in, the respective Investment Funds.

Section  9.03  -  Statement  of  Accounts
                  -----------------------
Each member shall be furnished, at least annually, a statement setting forth the value of his Accounts.

Section  9.04  -  Accounts  in  Units
                  -------------------
Each  Member's  Accounts  shall  be  maintained  in  units.

                      ARTICLE X - Vesting of Contributions

Section  10.01  -  Vesting  of  Before-Tax  and Supplemental Investment Accounts
                   -------------------------------------------------------------
Each Member's Before-Tax Investment Account and Supplemental Investment Account shall at all times be fully vested.

Section  10.02  -  Vesting  of  Company  Contributions  Account
                   --------------------------------------------

          (a) Subject to the provisions of subparagraph (b), a Member shall be vested in his Company Contribution Account and a Golden Cat Member shall be vested in his Golden Cat Company Profit Sharing Contribution Account (i) at the rate of twenty-five percent (25%) for each whole year included in a Period of Service regardless of whether such employment occurs before or coincident with participation in the Plan, or (ii) one hundred percent (100%) in the event of the occurrence of any one of the following:

                    (1)     attainment  of  age  sixty-five  (65),
                    (2)     Retirement,
                    (3)     Disability,
                    (4)     death,
                    (5)     termination  of  the  Plan,
                    (6)     complete  discontinuance  of  Company contributions.

          (b)      (i)     An  EPS  Member shall at all times be fully vested in
his  Company  Before-Tax  Contribution  Account.

               (ii)     An  EPS  Member  shall  be  fully  vested in his Company
Matching  Contribution  Account  after  a  three  (3)  year  Period  of Service.

          (c) Members formerly employed by the Company who are or became employees of the spun-off company Agribrands International, Inc. on April 1, 1998 shall be fully vested in their Company Contribution Account.

          (d) EPS Members who became employees of Moltech Power Systems, Inc. on November 1, 1999, pursuant to the divestiture of Energizer Power Systems, shall be fully vested in their Company Contribution Account as of October 31, 1999.

                           ARTICLE XI - Distributions

Section  11.01  -  General
                   -------

          (a) Upon the Termination of Employment of a Member at or after the attainment of age sixty-five (65), or upon the occurrence of Retirement, Disability or other subsection 10.02(a) event, the entire amount credited to all of his Accounts determined as of the Valuation Date on which the Trustee receives properly authorized instructions from the Plan Administrator to make the payment, and such amount, as adjusted in accordance with Article XI shall be distributed as provided in Section 11.02 to the Member, unless the Member has elected to defer the distribution of his Accounts in accordance with subparagraph (c) below.

          (b) Upon the Termination of Employment of a Member prior to attaining age sixty-five (65) for reasons other than Retirement, Disability, or death, or other Section 10.02(a) event, the vested portion of the value of his Accounts shall become distributable in accordance with Article X (Vesting of Contributions) and shall be determined as of the Valuation Date on which the Trustee receives properly authorized instructions to make the payment from the Plan Administrator, and such amount, as adjusted in accordance with Section 11.06, shall be distributed as provided in Section 11.02, unless the Member has elected to defer the distribution of his Accounts in accordance with subparagraph (c) below.

          (c) Effective (i) January 1, 1988, for all Members who were participants in the Eveready Battery Company Savings Plans in effect immediately prior to the acquisition of Eveready Battery Company by Ralston Purina Company;
(ii) November 1, 1989, for all participants in the Beech-Nut Savings Plan immediately prior to the acquisition of Beech-Nut by Ralston Purina Company; and
(iii) January 1, 1992, for all other Members, a Member may, upon the Termination of Employment for whatever reason, elect to defer the distribution of the vested portion of the value of his Accounts until a date which is not later than the December 31 of the calendar year in which the Member attains age seventy and one-half (70-1/2) years (the "Deferral Period") by notifying the Plan Administrator or its delegatee in writing of such election to defer as soon as practicable after Termination of Employment, in accordance with procedures established by the Plan Administrator. At any time during the Deferral Period, a Member may revoke the election to defer all or a portion of the total remaining balance of the vested portion of his Accounts, and request a timely distribution of all or any portion of the total remaining balance of the vested portion of his Accounts.

Section  11.02  -  Methods  of  Distribution
                   -------------------------
Except as otherwise provided in this Article, distributions provided for under the Plan shall be made in the following manner:

          (a) A Member who has incurred a Termination of Employment, for whatever reason, by written notice on a form approved by the Plan Administrator for such purpose delivered to the Plan Administrator at least fifteen (15) days prior to his Termination of Employment, or such shorter period as determined by the Plan Administrator may irrevocably elect to receive his distribution in accordance with any one of the following methods of payment:

               (1) by purchase of a nontransferable annuity contract from an Insurance Company, or

               (2) by a lump sum payment as soon as practicable after such a Termination of Employment,

               (3) effective for distributions on or after March 1, 1995, in monthly, quarterly, semiannual or annual installments of principal (together with earnings on the remaining Account balance) to reflect (A) fixed dollar installments, (B) fixed percentage installments, (C) declining balance installments, or (D) life expectancy installments,

          (b) A Member who was a participant in the Continental Baking Company "Interim" Savings Plan on December 31, 1985, and whose Termination of Employment results from his Retirement or Disability, may, in addition to the methods of payment set forth in subparagraph (a) above, elect to receive his distribution in the form of consecutive annual substantially equal installments of principal (together with earnings on the remaining Account balance) over a period not extending beyond fifteen (15) years, (the Installment Period"). At any time during the Installment Period, a Member may, with the approval of the Plan Administrator, revoke this election and elect to receive the total remaining balance of his Accounts in the form of a lump sum payment.

          (c) If a Member elects a distribution in the form of an annuity contract that permits payments in the form of a life annuity, the contract shall provide that benefits are paid automatically in the form of a Qualified Joint and Survivor Annuity, as defined in Section 11.03, unless the Member, with the consent of his Eligible Spouse, if any, elects another form of payment in accordance with Section 11.04.

          (d) All distributions from Investment Funds, other than the Ralston Common Stock Fund, the CBG Stock Fund from July 30, 1993 and ending May 15, 1995, the RPG Stock Fund from July 30, 1993 through February 1,1996, the ESOP Preferred Stock Fund through December 31, 1998, the ESOP Common Stock Fund, the Ralcorp Stock Fund from April 1, 1994 through March 31, 1995, the Agribrands Stock Fund from April 1, 1998 through March 31, 1999, and the Energizer Stock Fund commencing April 1, 2000, shall be made in cash. Except when an annuity contract is purchased, distributions from the CBG Stock Fund and RPG Stock Fund shall be in CBG Stock or RPG Stock with cash paid for any fractional share, unless the Member or his Beneficiary elects to take cash for distribution. Except when an annuity contract is purchased, distributions from the ESOP Preferred Stock Fund, or the ESOP Common Stock Fund, shall be made in Common Stock, or from the Ralcorp, Agribrands, or Energizer Stock Funds, as applicable, shall be made in shares of Ralcorp, Agribrands, or Energizer Stock, with cash paid for any fractional share, as applicable, unless the Member elects to take cash for distribution.

          (e) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under Section 11.02, with respect to distributions made on or after January 1, 1993 a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator or its delegatee to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

               As used herein, Eligible Rollover Distribution shall mean any distribution of all or any portion of the balance to the credit of the Distributee's Accounts except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9) and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); any hardship distribution described in Code Section 401(K)(2)(B)(i)(iv) received after December 31, 1998, and any other distribution(s) that is reasonably expected to total less than Two Hundred Dollars ($200) during a calendar year.

               As used herein, Eligible Retirement Plan shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution of the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employees' or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p) are Distributee's with regard to the interest of the spouse or former spouse.

               A Direct Rollover shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Section  11.03  -  Qualified  Joint  and  Survivor  Annuity
                   ----------------------------------------
A Qualified Joint and Survivor Annuity means an annuity for the life of the Member, with a survivor annuity for the life of the Eligible Spouse which is not less than fifty percent (50%) and is not greater than one hundred percent (100%) of the amount of the annuity which is respectively payable during the joint lives of the Member and the Eligible Spouse and which is the actuarial equivalent of a single life annuity for the life of the Member. In the case of a Member who does not have an Eligible Spouse, a Qualified Joint and Survivor Annuity means an annuity for the life of the Member.

Each Member entitled to receive his benefit in the form of a Qualified Joint and Survivor Annuity shall furnish proof of the age of the Eligible Spouse within a reasonable period before payments commence under the Qualified Joint and Survivor Annuity.

Section  11.04  - Election Not to Receive a Qualified Joint and Survivor Annuity
                  --------------------------------------------------------------
An election not to receive retirement income in the form of a Qualified Joint and Survivor Annuity may be made (and any prior such election may be revoked) by a Member entitled to receive his retirement income in such form, subject to the following:

          (a) The election must be made during the ninety (90) day period ending on the date payments of benefits to the Member commence ("Election Period").

          (b) The election must be in writing on a form acceptable to the Plan Administrator (or the insurance company) and must be signed by the Member. The election form must clearly indicate that the Member is electing to receive his retirement income in a form other than a Qualified Joint and Survivor Annuity.

          (c) The Eligible Spouse, if any, of the Member must consent to the election in writing on a form acceptable to the Plan Administrator (or the Insurance Company), signed by the Eligible Spouse and witnessed by a Plan representative or a notary public. The consent must acknowledge the effect of the election. Such a consent is not necessary if the Member establishes to the satisfaction of the Plan Administrator (or the insurance company) that such written consent may not be obtained because there is no Eligible Spouse, because the Eligible Spouse cannot be located, or because of such other circumstances as Treasury Regulations may prescribe. Any consent by an Eligible Spouse shall be effective only with respect to such Spouse, and must specifically identify the beneficiary and the optional form of benefit to which the consent relates.

          (d) Any such election may be revoked or changed by the Member by a subsequent election made in accordance with this Section during the Election Period. The election may be revoked, but not changed, without the consent of the Eligible Spouse. The Eligible Spouse may not revoke a consent to a valid election.

          (e) Within a reasonable period [no later than ninety (90) days and at least thirty (30) days] before the benefit payments commence, the Plan Administrator (or the insurance company) shall furnish to each Member entitled to receive his retirement income in the form of a Qualified Joint and Survivor Annuity, a written explanation of:

               (1) The terms and conditions of the Qualified Joint and Survivor Annuity;

               (2) The availability of the election provided by this Section and the effect of making such an election;

               (3)     The  rights  of  the  Eligible  Spouse of the Member; and

               (4) The right to revoke a previous election and the effect of such revocation.

Section  11.05  -  Completion  of  Appropriate  Forms
                   ----------------------------------
The Plan Administrator has prescribed forms providing written notice to the Company in order for a distribution to be made under the Plan. In the event a Member or a Beneficiary does not complete, execute and return such forms to the Company, the distribution of such Member's Accounts shall (except to the extent provided in Section 18.09), be mailed, as provided in Section 11.02(d) in cash, to the Address of Record as provided in Section 18.08 to a Member as soon as practicable following the sixty-fifth (65th) birthday of such Member, or to a Beneficiary. The Valuation Date for purposes of this Section 11.05 shall be as described in Article IX.

Section  11.06  -  Accounts  of  Former  Employees
                   -------------------------------
The amount credited to the accounts of a Member, if any, after Termination of Employment of such Member shall be adjusted in accordance with Article IX as of each Valuation Date next following such Termination of Employment until such amount shall have been distributed in full in accordance with this Article. Distribution of the balance of the amount credited to the Accounts of a Member, determined as of the Valuation Date immediately preceding such distribution, shall constitute payment in full of the benefits of such Member hereunder. Any balance of such accounts remaining unpaid at the death of a Member or Beneficiary shall be distributed in accordance with Article XII.

Any amounts being held for deferred distribution will continue to be held by the Trustee and invested in accordance with the instructions of the Members. Such instructions will be given in accordance with the provisions of this Plan. Persons receiving a deferred distribution are former Members and shall not be credited with Before-Tax, Supplemental or Matching Company Contributions after Termination of Employment, except with respect to compensation paid subsequent to the Termination of Employment but attributable to services performed as an Employee in Covered Service.

Section  11.07  -  Consent  to  Payment
                   --------------------
Notwithstanding the foregoing provisions of Article XI, (a) if the aggregate vested portion of the Accounts of a Member is Three Thousand Five Hundred Dollars ($3,500) or less [Five Thousand Dollars ($5,000) for Plan Years beginning on or after January 1, 1998], it shall be distributed in a lump sum payment; and (b) if the aggregate vested portion of the Accounts of a Member exceeds Three Thousand Five Hundred Dollars ($3,500) [Five Thousand Dollars ($5,000) for Plan Years beginning on or after January 1, 1998] at the time the Member first becomes entitled to a distribution under this Article XI, and the Member has not attained sixty-five (65) years of age, the Member must consent in writing before any portion of such Account may be distributed to the Member.

Section  11.08  -  Latest  Deferral  of  Payment
                   -----------------------------
Notwithstanding anything to the contrary in the Plan, payment of benefits pursuant to the Plan (including pursuant to annuity contracts distributed to a Member) shall not provide for deferment of payments extending beyond the following periods:

          (a) If the Beneficiary or contingent annuitant of a Member under any method of distribution is other than his Eligible Spouse, the actuarial present value of payments expected to be made to the Member shall not be less than fifty-one percent (51%) of the total actuarial present value of the benefits expected to be paid to the Member and his Beneficiary or contingent annuitant.

          (b) Unless the Member elects otherwise in writing, the latest date by which payment of benefits must commence shall be the sixtieth (60th) day after close of the Plan Year in which the latest of the following events occurs:
(1) the Member attains sixty-five (65) years of age; (2) the Member incurs a Termination of Employment; and (3) ten (10) years have elapsed from the time the Member commenced participation in the Plan.

               If payment in full is not feasible within the time limits prescribed by this subsection (b) the Plan Administrator may make interim payments from accounts of the Member.

          (c) Notwithstanding anything to the contrary in this Plan and regardless of any election by the Member, payment of benefits shall commence (i) for Plan Years ending on or before December 31, 1998, no later than the April 1 of the calendar year immediately following the earlier of the calendar year in which the Member attains age seventy and one-half (70-1/2) years, or the calendar year in which the Member actually retires, or (ii) for Plan Years beginning on or after January 1, 1999, no later than the April 1 of the calendar year immediately following the later of the calendar year in which the Member attains age seventy and one-half (70-1/2) years or the calendar year the Member actually retires, provided that a Member who attained age seventy and one-half (70-1/2) prior to January 1, 1988, who is not a five-percent (5%) owner, may defer commencement of benefits until the April 1 of the calendar year following the calendar year in which such Member actually retires. The minimum distribution to be made each year shall be the amount equal to the quotient obtained by dividing the Member's Account balance at the beginning of the year by the life expectancy of the Member (or the joint life and last survivor expectancy of the Member and the Beneficiary). If payments are made over the life expectancy of the Member, or the joint life expectancy of the Member and his spouse, life expectancy will be determined either: (1) only once, at the time the Member (or his spouse) receives the first distribution of his account balance; or (2) periodically, but no more frequently than annually. If payments are made over the joint life expectancy of the Member and a non-spouse Beneficiary, the change in the life expectancy of the Member may be determined periodically, but not more frequently than annually; but the life expectancy of the non-spouse Beneficiary shall be determined only once at the time the Member (or Beneficiary) receives the first distribution of his account balance.

Section  11.09  -  Lost  Payees
                   ------------
In the event the amount credited to the Account(s) of a Member remain unclaimed for more than five (5) years after such amount becomes distributable pursuant to
Section 11.07, and the Plan Administrator is unable to locate such Member (or his Beneficiary), the Plan Administrator may direct such amount to be applied to reduce Company Matching Contributions provided that in the event such Member (or his Beneficiary) subsequently claims such amounts, the Employer shall contribute an amount to the Plan which will cause the balance of such Member's account(s) to equal the amount which would have been credited to such account(s) as of such date if such amounts had never been reallocated pursuant to this Section.

Section  11.10  -  Distribution  of  Annuity  Contracts
                   ------------------------------------
Notwithstanding anything to the contrary in the Plan, the Plan Administrator may distribute all or any portion of the balance of an account that is distributable to a Member (or a Beneficiary) by purchasing a nontransferable annuity contract from an insurance company and transferring ownership of the contract to the Member. Any annuity contract distributed to a Member (or a Beneficiary) shall provide payment options that conform to those provided by the terms of the Plan, so that payments pursuant to the contract satisfy the survivor annuity and other requirements of the Plan governing payment of benefits.

                          ARTICLE XII - Death Benefits

Section  12.01  -  Death  Benefits
                   ---------------
Upon the death of a Member, the amount credited to the Member's account shall become distributable to the Beneficiary or Beneficiaries of the Member in a lump sum payment as soon as practicable after the death of such Member, unless the Member had elected payment of his benefit in the form of a life annuity prior to his death.

Section  12.02  -  Beneficiary  Designation
                   ------------------------
Subject to Section 12.03, each Member from time to time on a form acceptable to the Plan Administrator may designate any person (including a trust) or persons (concurrently, contingently or successively) to whom the Member's benefits under the Plan are to be paid if the Member dies before receiving all of such benefits. A beneficiary designation form shall be effective only when the form is filed in writing by the Member and shall cancel all beneficiary designation forms previously signed and filed by the Member.

With respect to a Member who has at least one Hour of Service after August 22, 1984, the designation of a non-spouse Beneficiary shall be valid only if the surviving spouse of the Member shall have consented in writing to such designation, the consent acknowledges the effect of such designation and the consent is witnessed by a Plan representative or a notary public.

Section  12.03  -  Pre-Retirement  Survivor  Annuity
                   ---------------------------------
This Section shall apply only to a Member who is eligible to receive a Qualified Joint and Survivor Annuity pursuant to Article XI because the Member elected payment in the form of a life annuity and who dies before payment of benefits has commenced.

Upon the death of such a Member, at least fifty percent (50%) of the amount credited to the Member's Accounts (or the cash value of an annuity contract distributed to the Member) as of the date of death shall be distributed in the form of a single life annuity for the life of the Member's Eligible Spouse unless the Eligible Spouse has validly consented to the designation of another Beneficiary in accordance with Section 12.02 after the earlier of (a) the first day of the Plan Year in which the Member attained thirty-five (35) years of age, or (b) the date on which such Member terminates employment. If the amount to be applied to the purchase of such an annuity is Three Thousand Five Hundred Dollars ($3,500) [Five Thousand Dollars ($5,000) for Plan Years commencing on or after January 1, 1998] or less, such amount shall be paid to the Eligible Spouse in cash in lieu of the annuity.

An Eligible Surviving Spouse entitled to receive a single life annuity may direct that payments under the annuity commence within a reasonable time after the Member's death.

Section  12.04  -  Payment  of  Benefit
                   --------------------
The portion of the death benefit not payable in the form of a Pre-retirement Survivor Annuity pursuant to Section 12.03 shall be distributed in one lump sum payment as soon as practicable after the death of the Member. Such payment shall be made to the Member's Eligible Spouse unless such Eligible Spouse has consented to another beneficiary pursuant to Section 12.02.

Section  12.05  -  Latest  Time  for  Payment
                   --------------------------
For Plan Years commencing after 1984, if a Member dies after distribution of benefits has commenced but before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as the distribution option elected by the Member.

If a Member dies before a distribution of benefits has commenced, the entire interest shall be distributed within five (5) years of the Member's death; unless any portion of the interest is payable to or for a Beneficiary over a period not to exceed the life or life expectancy of the Beneficiary and payments commence within one year after the Member's death. However, if the Beneficiary is the surviving spouse of the Member, distribution need not commence before the date when the Member would have attained age seventy and one-half (70-1/2) years; provided that if the surviving spouse dies before distribution to such spouse begins, this paragraph shall be applied as if the surviving spouse were the Member.

Section  12.06  -  Payments in the Event of Death with No Designated Survivor or
                   -------------------------------------------------------------
Incompetency
------------
In the event of (a) the death of a Member or Beneficiary not survived by a person designated to receive any payment then due, or (b) the Plan Administrator finding that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor or has died, or (c) no Beneficiary being designated, the Plan Administrator may direct that any benefit payment due him, unless claim shall have been made therefor by a duly appointed legal representative, shall be paid to his spouse, a child, a parent or other blood relative, a person with whom he resides, or to any other person the Plan Administrator considers suitable if such death occurs prior to January 1, 1998, and shall be paid to his spouse, if married at the time of his death, or to his estate, if single, or to any other person the Plan Administrator considers suitable, in its sole discretion, if such death occurs on or after January 1, 1998, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.

Section  12.07  -  Renunciation  of  Death  Benefit
                   --------------------------------
Any Beneficiary of a Member entitled to a benefit under this Plan may disclaim his right to all or a portion of such benefit by filing a written irrevocable and unqualified refusal to accept such a benefit with the Plan Administrator before receiving any such benefit. If such a renunciation is filed by the Eligible Spouse of the Member, the value of the annuity described in Section
12.03 shall be zero. Any benefits so disclaimed shall be distributable to the person or persons (and in the proportions) to which such benefit would have been distributable if the Beneficiary who so disclaims such benefits had predeceased such Member.

Section  12.08  -  Proof  of  Death  and  Right  of  Beneficiary or Other Person
                   -------------------------------------------------------------
The Plan Administrator may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the undistributed value of the Accounts of a deceased Member as the Plan Administrator may deem proper and its determination of death and of the right of such Beneficiary or other person to receive payment shall be conclusive.

          ARTICLE XIII - Withdrawal Prior to Termination of Employment

Section  13.01  -  Withdrawal  of  Supplemental  Contributions
                   -------------------------------------------
A Member who has made Supplemental Contributions may withdraw such contributions in accordance with guidelines determined by the Plan Administrator at any time by submitting a written request to the Plan Administrator specifying the amount to be withdrawn. Payment shall be made to the Member as soon as practicable after the submission of the Member's written request to the Plan Administrator. The withdrawal may not exceed the lesser of the Member's Supplemental Investment Account or his total Supplemental Contributions.

Section  13.02  - Hardship Withdrawal of Before-Tax Contributions and/or Company
                  --------------------------------------------------------------
Contributions
-------------
A Member may withdraw amounts from his Before-Tax Contribution Account and/or his Company Contribution Account by submitting his written request to the Plan Administrator at such time and in such manner as shall be prescribed by the Plan Administrator subject to the following provisions:

          (a) The withdrawal request must be for an immediate and heavy financial need on account of:

               (1) Nonreimbursable medical expenses incurred by the Member, his Spouse, or dependents;

               (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;

               (3) Payment of tuition for the next twelve (12) months of post-secondary education for the Member, his Spouse, or dependents; or

               (4) The need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage on the Member's principal residence.

          (b) The amount withdrawn may not exceed the actual expense incurred or to be incurred by the Member on account of such needs. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The amount may be withdrawn only to the extent that the need cannot be satisfied by other resources reasonably available to the Member.

               In making this determination, the Plan Administrator may rely on the Member's representation that the need cannot be relieved:

               (1) Through reimbursement or compensation by insurance or otherwise;

               (2)     By  reasonable  liquidation  of  the  Member's  assets;

               (3) By other distributions or loans from Company-sponsored plans, or

               (4)     By borrowing from commercial sources on reasonable terms.

          (c) Only one such withdrawal shall be permitted during a twelve-month period.

          (d)     The  maximum  amount  which  may  be  withdrawn is the sum of:

                (i) The dollar amount of Before-Tax Contributions made on behalf of such Member after January 1, 1989 (but excluding income thereon);

                (ii) The balance of his Company Matching Contributions Account, provided he is fully vested in his Company Matching Contribution Account; and

               (iii) The balance of the Member's Before-Tax Investment Account under the Prior Plan.

          (e) The withdrawal shall be paid to the Member as soon as practicable after the Member's written request is submitted to the Plan Administrator.

          (f) A Member requesting a hardship withdrawal after February 28, 1995 shall be precluded from making any Before-Tax Matched Contributions, Before-Tax Unmatched Contributions, or Supplemental Contributions during the twelve (12) month period immediately following such withdrawal.

Section  13.03  -  Age  Fifty-Nine  and  One-Half  (59-1/2)  Withdrawal
                   ----------------------------------------------------
A Member who has attained age fifty-nine and one-half (59-1/2) may withdraw Before-Tax, Supplemental, and Company Contributions, and related earnings (to the extent he is vested in such contributions and related earnings) in accordance with guidelines determined by the Plan Administrator by submitting a written request to the Plan Administrator specifying the amount to be withdrawn. Payment shall be made to the Member as soon as practicable after submission of the Member's written request to the Plan Administrator.

Section  13.04  -  Order  of  Withdrawals
                   ----------------------

          (a) A Member wishing to withdraw amounts from his accounts must first withdraw the total amount in his Supplemental Investment Account.

          (b) Once a Member has withdrawn all amounts in his Supplemental Investment Account, or if a Member has no Supplemental Investment Account, he must then withdraw amounts from his Company Contribution Account (other than amounts invested in the ESOP Preferred Stock Fund for Plan Years beginning on or after January 1, 1989 and ending on or before December 31, 1998, or the ESOP Common Stock Fund for Plan Years beginning on or after January 1, 1999), subject to the other requirements set forth in this Article XIII.

          (c) When a Member has withdrawn all amounts in his Supplemental Investment Account or has no Supplemental Investment Account and has also withdrawn all amounts from his Company Contribution Account (other than amounts invested in the ESOP Preferred Stock Fund for Plan Years beginning on or after January 1, 1989 and ending on or before December 31, 1998, or the ESOP Common Stock Fund for Plan Years beginning on or after January 1, 1999) or is not fully vested in said Account, then the Member may withdraw amounts from his Before-Tax Investment Contribution Account (other than amounts invested in the ESOP Preferred Stock Fund or ESOP Common Stock Fund), subject to the other requirements set forth in this Article XIII.

          (d) When a Member has withdrawn all other amounts, to the extent he is vested in his Accounts, then the Member may withdraw amounts held in the ESOP Preferred Stock Fund for Plan Years beginning on or after January 1, 1989 and ending on or before December 31, 1998, or the ESOP Common Stock Fund for Plan Years beginning on or after January 1, 1999, subject to the other requirements set forth in this Article XIII.

                            ARTICLE XIV - Forfeitures

Section  14.01  -  Time  of  Forfeiture  and  Restoration
                   --------------------------------------

          (a) If a Member incurs a Termination of Employment prior to the attainment of age sixty-five (65) for reasons other than Retirement, Disability or death, the portion, if any, of his Company Contribution Account in which he is not vested pursuant to Article X shall be forfeited as of the Valuation Date on which (i) the Member has received a distribution of the entire vested portion of his Accounts, or (ii) the Member has incurred a five consecutive year Break in Service.

          (b) If a Member has forfeited a portion of his Company Contribution Account pursuant to subsection (a), such forfeited amount will be restored if he is re-employed by the Company before he has incurred a Break in Service of at least five (5) years. Any amounts restored and repaid to the Trust Fund under this Section shall be paid into the remaining Funds in the same proportion as Before-Tax Unmatched and Supplemental Contributions are currently being made.

               The permissible sources for restoring forfeitures shall be income or gain to the Plan, forfeitures, or Company contributions (without regard to the existence of profits).

Section  14.02  -  Disposition  of  Forfeitures
                   ----------------------------
All  forfeitures  arising  out  of  the application of the provisions of Section
14.01 shall be used to reduce Company Contributions otherwise payable to the Plan.

Section  14.03  -  Effect  of  Withdrawal  Under  Article  XIII
                   --------------------------------------------
The non-vested Company Contribution Account of a Member who makes a withdrawal described in Article XIII shall not be forfeited by reason thereof.

Section  14.04  -  Maternity  Absence
                   ------------------
In the case of an Employee who is absent from work for maternity or paternity reasons, the Break in Service of the Employee shall not include the twelve (12) consecutive month period beginning on the first anniversary of the day such absence began. Absence from work for maternity or paternity reasons means absence from work on account of the pregnancy or birth of a child of the employee, the placement of a child with the Employee in connection with the adoption of the child, or for purposes of caring for a child following such a birth or placement.

                       ARTICLE XV - Administration of Plan

Section  15.01  -  Plan  Administrator
                   -------------------
Ralston Purina Company, as the Plan Administrator, shall have the responsibility for carrying out the provisions of the Plan and the general administration of the Plan.

Section  15.02  -  Benefits  Council
                   -----------------

          (a) The claims fiduciary for the Plan, in accordance with Article XIX, shall be the Benefits Council, to be comprised of no less than three persons appointed by the Chief Executive Officer of Ralston Purina Company.

          (b) Any person appointed a member of the Benefits Council shall signify his acceptance by filing a written acceptance with the Secretary of the Benefits Council. Any member of the Benefits Council may resign by delivering his written resignation to the Secretary of the Benefits Council, and such resignation shall become effective upon the date specified therein.

          (c) The Chief Executive Officer shall appoint a Chairman and a Secretary of the Benefits Council. The Benefits Council may appoint from its members such committees with such powers as it shall determine, and may authorize one or more of its members, or any agent, to execute or deliver any instrument or make any payment in its behalf.

          (d) The Benefits Council shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

          (e) A majority of the members of the Benefits Council shall constitute a quorum for the transaction of business. All resolutions or other action taken by the Benefits Council shall be by the vote of a majority of the members of the Benefits Council present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the Benefits Council.

Section  15.03  -  Benefits  Policy  Board
                   -----------------------

          (a) The Benefits Policy Board shall have the authority to amend the Plan to the extent the annual cost to the Plan resulting from such amendment does not exceed $250,000, unless the Chief Executive Officer is a member of the Benefits Policy Board and signs the amendment, in which case the cost of such amendment cannot exceed one million dollars ($1,000,000). Members of the Benefits Policy Board are appointed by the Chief Executive Officer.

          (b) Any person appointed a member of the Benefits Policy Board shall signify his acceptance by filing a written acceptance with the Secretary of the Benefits Policy Board. Any member of the Benefits Policy Board may resign by delivering his written resignation to the Secretary of the Benefits Policy Board and such resignation shall become effective upon the date specified therein.

          (c) The Benefits Policy Board shall elect from its members a Chairman, and shall also elect a Secretary who may be, but need not be, one of the members of the Benefits Policy Board. The Benefits Policy Board may appoint from its members such committees with such powers as it shall determine, and may authorize one or more of its members, or any agent, to execute or deliver any instrument or make any payment in its behalf.

          (d) The Benefits Policy Board shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

          (e) A majority of the members of the Benefits Policy Board shall constitute a quorum for the transaction of business. All resolutions or other action taken by the Benefits Policy Board shall be by the vote of a majority of the members of the Benefits Policy Board present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the Benefits Policy Board.

Section  15.04  -  EBAIC
                   -----

          (a) Certain responsibilities to control and manage Plan assets, to add or delete investment funds, and to appoint and remove the Trustee and any investment managers retained in connection with the investment of Plan assets, shall be placed in the Employee Benefit Asset Investment Committee ("EBAIC"), to be comprised of persons appointed in the manner determined by the Board of Directors.

          (b) Any person appointed a member of the EBAIC shall signify his acceptance by filing a written acceptance with the Secretary of the EBAIC. Any member of the EBAIC may resign by delivering his written resignation to the Secretary of the EBAIC and such resignation shall become effective upon the date specified therein.

          (c) The EBAIC shall elect from its members a Chairman, and shall also elect a Secretary who may be, but need not be, one of the members of the EBAIC. The EBAIC may appoint from its members such committees with such powers as it shall determine, and may authorize one or more of its members, or any agent, to execute or deliver any instrument or make any payment in its behalf.

          (d) The EBAIC shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

          (e) A majority of the members of the EBAIC shall constitute a quorum for the transaction of business. All resolutions or other action taken by the EBAIC shall be by the vote of a majority of the members of the EBAIC present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the EBAIC.

Section  15.05  -  Authority  and  Duties  of  Various  Fiduciaries
                   ------------------------------------------------

          (a) Except for matters required by the terms of the Plan, or of the Trust to be decided by the Trustee, the Plan Administrator shall have the exclusive right to interpret the Plan and to decide any and all matters arising under the Plan or in connection with its administration, including determination of eligibility for, and the amount of distributions and withdrawals. The Plan Administrator shall have full and complete discretion to determine eligibility for participation and benefits under the Plan, including, without limitation, the determination of those individuals who are deemed Employees for purposes of the Plan. The decisions of the Plan Administrator, or its delegatees, shall be final, binding, and conclusive on all parties having or claiming a benefit under this Plan. The Company shall have no power to direct or modify any interpretations, determinations, or decisions of the Plan Administrator. The Plan Administrator may recommend amendments to the Board of Directors or the Benefits Policy Board or its delegatee. The Plan Administrator may from time to time adopt rules for the administration of the Plan and the conduct of its business, which rules shall be consistent with the provisions of the Plan.

          (b) The Plan Administrator, the EBAIC, the Trustee, the Benefits Policy Board, and any other named fiduciary may each employ counsel, agents, and such clerical and accounting services as it may require in carrying out its responsibilities under the Plan. All fiduciaries shall be entitled to rely upon tables, valuations, certificates, opinions, and reports furnished by any actuary, accountant, or legal counsel appointed under the provisions of the Plan.

          (c) The Plan Administrator shall keep in convenient form such personnel data as may be necessary for the Plan. The Plan Administrator shall prepare, distribute, and file such reports and notices as may be required by applicable law or regulations.

          (d) The Plan Administrator shall control and manage the Plan assets to the extent it has not delegated its power to do so to the EBAIC. Such delegation of power may include the right to appoint and remove investment managers and Trustees. Such delegation may be accomplished by a separate instrument or by appropriate provisions in the Trust.

          (e) The members of the Plan Administrator, the EBAIC, and the Trustee shall use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in his conduct of a similar Situation. A member of the Plan Administrator, the EBAIC, or the Trustee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless (1) he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; (2) by his failure to discharge his duties solely in the interest of Members and Beneficiaries for the exclusive purpose of providing their benefits and defraying reasonable expenses of administering the Plan not met by the Company, he has enabled such other fiduciary to commit a breach; (3) he has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or (4) if the Plan Administrator, the EBAIC, or the Trustee improperly allocates among themselves or delegates to others, or fails to properly review such allocation or delegation of fiduciary responsibilities.

          (f) The Company will indemnify and save harmless the EBAIC, the Trustee, the Benefits Policy Board, the Benefits Council, and any person to whom fiduciary responsibilities are delegated under this Plan against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the Company) by reason of the fact that he is or was serving in such capacity, provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

          (g) Each Trustee shall maintain accounts showing the fiscal transactions of the Trust established hereunder. The EBAIC shall keep in convenient form such financial data as may be necessary for the Plan, and shall annually cause to be prepared a balance sheet and statement of financial transactions of the Plan and the Trust.

          (h) Whenever, in the administration of the Plan, any discretionary action is required, the authorized party shall exercise his authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

Section  15.06  -  Named  Fiduciaries
                   ------------------

          (a) The Board of Directors, the Plan Administrator, the Benefits Council, and the EBAIC shall each constitute named fiduciaries as such term is defined in ERISA.

          (b) Any committee of the Board of Directors or other fiduciary appointed as a named fiduciary by the Board of Directors by resolution or appointed by an appropriate instrument executed by an officer of the Company thereunto authorized by resolution of the Board of Directors, shall also constitute a named fiduciary in respect of the duty delegated to him or it in such resolution or instrument.

Section  15.07  -  Delegation
                   ----------
Any named fiduciary designated herein or appointed as provided herein, unless precluded from doing so by the terms of such appointment, may by appropriate instrument designate any person (including any firm or corporation) to carry out part or all of such fiduciary's responsibilities and upon such designation the named fiduciary shall have no liability, except as imposed by applicable law, for any act or omission of such person. The foregoing does not preclude any other fiduciary to the extent allowed by ERISA and the terms of his appointment from delegating part or all of such fiduciary's responsibilities with respect to the Plan.

Section  15.08  -  Multiple  Capacities
                   --------------------
Any fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

        ARTICLE XVI - Amendments, Termination, Permanent Discontinuance of
                     Contributions, Merger or Consolidation

Section  16.01  -  Amendments
                   ----------
The Board of Directors, or the Benefits Policy Board, or any delegatee, or the EBAIC to the extent authority to do so is granted by the Board of Directors, may at any time and from time to time, both retroactively and prospectively, modify or amend, in whole or in part, any or all of the provisions of the Plan, including any modification in the Plan or in the agreement or agreements establishing the Trust, as the Plan Administrator shall deem to be necessary or advisable in order to obtain the qualification or exemption, or to maintain the qualification or exemption of the Plan and the Trust under the Code to comply with ERISA, provided, however, that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members, spouses, former Members, retired Members or Beneficiaries under the Plan; that no modification or amendment shall be made which has the effect of decreasing retroactively the Accounts of any Member or of reducing the non-forfeitable percentage of the Company Contribution Account of a Member below the non-forfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective.

Section  16.02  -  Termination  or  Permanent  Discontinuance  of  Contributions
                   -------------------------------------------------------------
Ralston Purina Company may by action of its Board of Directors terminate the Plan with respect to all participating companies or any of them or direct complete discontinuance of contributions hereunder by all or any of the participating companies for any reason at any time. In case of such termination or complete discontinuance of contributions hereunder, there shall automatically vest in the appropriate Members non-forfeitable rights to the Company Contributions credited to their Accounts.

Section  16.03  -  Partial  Termination
                   --------------------
In  the  event  of  a partial termination of the Plan, the provisions of Section
16.02 shall be applicable only to the Members affected by such partial termination.

Section  16.04  -  Benefits  in  Case  of  Merger  or  Consolidation
                   -------------------------------------------------
The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan (including, but not limited to, a spin-off of the Plan as defined in the regulations to Code Section 414), unless each Member, spouse, former Member, retired Member or Beneficiary under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had been terminated.

                              ARTICLE XVII - Loans

Section  17.01  -  Loans
                   -----
In the event of financial necessity, a Member may make application to the Plan Administrator in writing to borrow from the Trust Fund and the Plan Administrator may in its sole discretion permit such a loan upon the conditions hereinafter specified. The authority herein granted to the Plan Administrator to approve loans from the Trust Fund is for the purpose of assisting a Member to meet special situations and shall not be used as a means of distributing benefits before they otherwise become due. Loans shall be granted in a uniform and non-discriminatory manner and shall be made on the following conditions:

          (a) The amount of a loan to a Member (when added to the outstanding balance of all other loans from the Plan to the Member) shall not exceed the lesser of --

               (1) Fifty percent (50%) of the vested amount in the Member's Accounts, or

               (2) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Member during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made.

               The maturity of a loan shall not exceed five (5) years, except in the case of a loan to acquire or construct the Member's principal residence, which shall mature in not more than ten (10) years.

               If the Member is also covered under another qualified plan maintained by the Company, the limitations of subsections (a)(1) and (2) shall be applied as though all such qualified plans are one plan.

          (b) A note shall be signed by the Member establishing regular installment payments made by payroll deduction whenever possible and to the extent permitted by law. The terms of such loans shall require substantially level amortization over the term of the loan with payments not less frequently than quarterly. Loans shall bear interest as specified in Section 17.02. Loans shall be granted only if secured by the Member's vested Account Balances; provided, however, that no more than fifty percent (50%) of the Member's vested Account Balance may be pledged as collateral for the loan.

          (c)     In  the  event an installment payment is not paid within seven
(7) days following the due date, the Plan Administrator shall give written notice to the Member sent to his last known address. If such installment payment is not made within thirty (30) days thereafter, the Plan Administrator may proceed with such actions as they deem necessary in order to preserve plan assets from loss including, but not limited to, foreclosure, sale, or other disposition of the security.

          (d) In the event of the Termination of Employment of the Member before the loan is repaid in full, the unpaid balance thereof, together with interest thereon, shall become due and payable and the Trustee shall first satisfy the indebtedness from the amount payable to the Member or to the Member's Beneficiary before making any payments to the Member or to the Member's Beneficiary.

Section  17.02  -  Interest  Rates
                   ---------------
Interest rates for Plan loans shall be regularly reviewed and adjusted in conformity with interest rates which, in the judgment of the Plan Administrator, are commensurate with rates charged by commercial lenders for similar types of loans. The interest rate applicable to a Plan loan shall be fixed as of the date the application for such a loan is received by the Plan Administrator or its delegatee, and shall not be subject to change or renegotiation after such date.

Section  17.03  -  Other  Rules
                   ------------
In addition to the foregoing, the Plan Administrator shall prescribe such rules and procedures as it may deem appropriate, including, without limitation, the imposition of loan application fees, rules and procedures by which the making of loans may be terminated, suspended or restricted, and the requirement of a spousal consent to loans of married Members, if and to the extent deemed by the Plan Administrator to be necessary or desirable in order to effect compliance with applicable laws and regulations or to provide for effective administration of such loans.

                          ARTICLE XVIII - Miscellaneous

Section  18.01  -  Benefits  Payable  from  Trust  Fund
                   ------------------------------------
All persons with any interest in the Trust Fund shall look solely to the Trust Fund for any payments with respect to such interest.

Section  18.02  -  Elections
                   ---------
Elections hereunder shall be made by a Member in writing by the completion and delivery to the Plan Administrator of forms prescribed by the Plan Administrator for such purposes, within the time limits set forth hereunder with respect to each such election or, if no time limit is set forth, such limit as may be established by the Plan Administrator.

Section  18.03  -  No  Right  to  Continued  Employment
                   ------------------------------------
Neither the establishment of the Plan nor the payment of any benefits thereunder nor any action of the Company, the Board of Directors, the Plan Administrator or the Trustee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company.

Section  18.04  -  Inalienability  of  Benefits  and  Interest
                   -------------------------------------------
No benefit payable under the Plan or interest in the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Member or Beneficiary. If any Member or Beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under the Plan or interest in the Trust Fund, then to the extent permitted by law, the Plan Administrator in its discretion may hold or apply such benefit or interest or any part thereof to or for the benefit of such Member, or his Beneficiary, his spouse, children, blood relatives, or dependents, or any of them, in such manner and in such proportions as the Plan Administrator may consider proper. Notwithstanding the foregoing, any Member may direct that benefits payable pursuant to Article IX from the Trust Fund shall be paid to the trustee of a trust created by him for his own benefit or for the benefit of his immediate family.

Notwithstanding any provision in the Plan to the contrary, the Plan shall make all payments required by a qualified domestic relations order within the meaning of Code Section 414(p), including distributions required or permitted by the qualified domestic relations order to an alternate payee even though such payments are with respect to a Member who has not separated from service and which commence before the Member has attained the earliest retirement age under the Plan; provided, however, the present value of the benefit to be paid to the alternate payee (1) does not exceed $3,500 (or $5,000 for Plan Years beginning on or after January 1, 1998, or (2) exceeds at least $3,500 (or $5,000 for Plan Years beginning on or after January 1, 1998), and the alternate payee consents in writing to such earlier distribution. The Plan Administrator shall establish a procedure to determine the qualified status of a domestic relations order and to administer distributions under such a qualified order.

Section  18.05  -  Payments  for  Exclusive  Benefits  of  Members
                   -----------------------------------------------
Payments of benefits in respect of the interest of a Member under the Plan to any person other than such Member in accordance with the provisions of the Plan shall be deemed to be for the exclusive benefit of such Member.

Section  18.06  -  Missouri  Law  to  Govern
                   -------------------------
All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Missouri, except as provided in Section 514 of ERISA.

Section  18.07  -  No  Guarantee
                   -------------
Neither the Company nor the Trustee guarantees the Trust Fund in any manner against loss or depreciation.

Section  18.08  -  Address  of  Record
                   -------------------
Each individual or entity with an actual or potential interest in the Plan shall file and maintain a current record address with the Plan. Communications mailed by the Company, trustee, or Plan Administrator to such record address fulfills all obligations to provide required information to Members, including former employees and Beneficiaries, in regard to the Plan.

If no record address is filed, it may be presumed that the address used by the Company in forwarding statements of a Member's Account is the record address.

Section  18.09  -  Participating  Units
                   --------------------
The Board of Directors or the Plan Administrator, to the extent authority to do so is granted to the Plan Administrator by the Board of Directors, may include a designated unit of the Employees of an Affiliated Company in the Plan as employed in a Participating Unit upon appropriate action by such Affiliated Company necessary to adopt the Plan. Any such company may terminate its participation in the Plan with respect to a designated unit of its employees upon appropriate action by it, in which event the funds of the Plan held on account of Members in the employ of such company and any unpaid balances of the Accounts of Members who have separated from the employ of such company, shall be determined by the Plan Administrator and shall be distributed as provided in
Section 16.02 in the event of termination of the Plan, held and distributed in accordance with the terms of the Plan governing treatment of Members transferred from Covered Service, or shall be segregated by the Trustee as a separate trust fund, pursuant to direction to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for such employees of such company under which the board of directors of such company shall succeed to all the powers and duties of the Board of Directors, including the appointment of the members of the Plan Administrator.

Section  18.10  -  Headings
                   --------
Headings of Articles and Sections of the Plan are inserted for convenience of reference. They constitute no part of the Plan.

Section  18.11  -  Use  of  Masculine  Terms
                   -------------------------
As used herein, masculine terms shall include the feminine wherever appropriate.

Section  18.12  -  Payment  of  Expenses
                   ---------------------

          (a) Direct charges and expenses arising out of the purchase or sale of securities, and taxes levied on or measured by such transactions shall be charged against the Investment Fund or Funds for which the transaction took place.

          (b) To the extent permitted by law, all other expenses reasonably incurred in administering the Plan, including expenses of the Plan Administrator and the Trustee, fees for legal services, all taxes, if any, other than those charged to the Funds, and the brokerage fees arising out of the purchase of Common Stock for the Ralston Purina Common Stock Fund and the reinvestment of dividends on such Common Stock shall be charged to the Trust in the manner determined by the Plan Administrator.

Section  18.13  -  Rollover  Contributions
                   -----------------------

          (a) An Employee, whether or not he would otherwise be a Member in the Plan, may contribute a Rollover Contribution to the Trust by delivery of such contribution to the Trustee, provided that the contribution constitutes an "eligible rollover distribution" within the meaning of Code Section 402(c) which the Plan may accept.

          (b) A Rollover Contribution shall be considered as a part of the account of the Employee in this Plan, shall be fully vested and non-forfeitable, and shall be accounted for separately from Company contributions.

                          ARTICLE XIX - Claim Procedure

Section  19.01  -  Initial  Determination
                   ----------------------
The initial determination of a Member's or Beneficiary's eligibility for, and the amount of, a benefit shall be made by the Benefits Council which shall mail or deliver to each covered individual who has filed an effective claim for a benefit a written statement of the amount of his benefit or a notice of denial of his claim on or before the ninetieth (90th) day following the Council's receipt of such claim. If special circumstances require additional time for processing the claim, the Benefits Council may delay issuing its statement or notice for an additional ninety (90) days provided that the Member or Beneficiary is notified of the circumstances necessitating the delay and the date the Committee expects to render its final opinion. A claim for benefits is not effective unless filed on forms prescribed by the Benefits Council. Each notice of whole or partial denial of claimed benefits shall set forth the specific reasons for the denial, the time within which an appeal must be made by the Member or Beneficiary or his duly authorized representative, and shall contain such other information as may be required by applicable law. If a statement or notice is not issued within the prescribed period, the claim shall be deemed denied.

Section  19.02  -  Review
                   ------
Each Member or Beneficiary whose claim for benefits has been wholly or partially denied shall have such rights to review documents and submit comments as the Benefits Council may provide, and shall also have the right to request the Benefits Council to review such denial; such request shall be made on forms prescribed by the Benefits Council. A request for review shall be filed by the Member or Beneficiary or his duly authorized representative on or before the sixtieth (60th) day following the earlier of the Member or Beneficiary's receipt of notice of denial of his claim or the expiration of the prescribed period for issuing a statement of benefits or notice of denial. The Benefits Council shall issue a written statement on or before the sixtieth (60th) day following its receipt of such request stating the Benefits Council's decision on review and the reasons therefor, including specific references to pertinent Plan provisions on which the decision is based, and any other information required by applicable law. If special circumstances require additional time for processing such review, the Benefits Council may delay issuing its decision for an additional sixty (60) days provided that the Member or Beneficiary is notified of such circumstances and the date the Benefits Council expects to render its final decision. If the decision is not issued within the prescribed period, the appeal shall be deemed denied. No Member or Beneficiary shall have recourse to courts of law until the administrative review process set forth herein has been completed.

                    ARTICLE XX - Limitation on Contributions

Section  20.01  -  Maximum  Annual  Additions
                   --------------------------

          (a)     The Annual Addition (as defined in subsection (c) below) for a
                      ---------------
Member with respect to a Limitation Year (as defined in subsection (e) below) shall not exceed the lesser of --

               (1) $30,000 or such higher annual amount specified by the Department of the Treasury to reflect increases in the cost-of-living, effective January 1 of each year; or

               (2) Twenty-five percent (25%) of the Member's Compensation [as defined in subsection (f)].

          (b) (1) If a Member is, or was, covered under a qualified defined benefit plan maintained by the Company, the sum of the Member's Defined Benefit Fraction and Defined Contribution Fraction may not exceed 1.0 in any Limitation Year, for all Plan Years ending on or before December 31, 1999.

               (2)     The Defined Benefit Fraction is a fraction, the numerator
                       ----------------------------
of which is the sum of the Member's Projected Annual Benefits under all qualified defined benefit plans (whether or not terminated) maintained by the Company and the denominator of which is the lesser of --

                    (A) 1.25 times the dollar limitation of Code Section 415(b) (1)(A) in effect for each Limitation Year, or

                    (B) 1.4 times the Member's average Compensation for the three consecutive Plan Years during which the Member both was an active participant in the Plan and had the greatest aggregate Compensation.

               Projected Annual Benefit means the annual benefit to which the Member would be entitled under the terms of a defined benefit plan, if the Member continued employment until normal retirement age (or current age, if later) and the Member's Compensation for the Limitation Year and all other relevant factors used to determine such benefit remained constant until normal retirement age (or current age, if later).

               (3)     The  Defined  Contribution  Fraction  is  a fraction, the
                            -------------------------------
numerator of which is the sum of the Annual Additions to the Member's account under all qualified defined contribution plans (whether or not terminated) maintained by the Company or a Commonly Controlled Entity of the Company for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Company or a Commonly Controlled Entity --

                    (A) 1.25 times the dollar limitation in effect under Code Section 415(c)(1)(A) for such year [determined without regard to Code
Section  415(e)(6)],  or

                    (B) 1.4 times the amount which may be taken into account under Code Section 415(c)(1)(B).

                    In calculating the Defined Contribution Fraction, the Plan Administrator may, at its discretion, make the election described in Code
Section  415(e)(6).

If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed 1.0 for such Limitation Year.

          (c)     Annual  Addition  means the sum of the following amounts for a
                  ----------------
Limitation  Year  with  respect  to  each  Member  --

               (1)     Before-Tax  Matched  Contributions

               (2)     Company  Contributions

               (3)     Before-Tax  Unmatched  Contributions

               (4)     Supplemental  Contributions

               (5)     Forfeitures

               (6) Similar amounts under other qualified defined contribution plans maintained by the Company, and

               (7) Amounts allocated to a post-retirement medical account described in Code Section 415(1)(2) or Code Section 419A(d).

Annual additions shall include excess contributions as defined in Code Section 401(k)(8) of the Code, excess aggregate contributions as defined in Code Section 401(m)(6)(B), and excess deferrals as described in Code Section 402(g), regardless of whether such amounts are distributed or forfeited.

Rollover  Contributions,  repaid distributions, restored forfeitures pursuant to
Section  14.01,  and  loan  payments  shall  not be treated as Annual Additions.

The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as an Annual Addition.

          (d) For the purpose of this section, Company shall include a Commonly Controlled Entity as defined in Section 1.14, except that in applying
Section 414(b), the phrase "more than fifty percent (50%)" shall be substituted for the phrase "at least eighty percent (80%)" each place it appears in Code
Section  1563(a)(1).

          (e)     "Limitation  Year"  means  the  Plan  Year.

          (f) For the purposes of this section, "Compensation" means compensation as defined in Treas. Reg. 1.415-2(d) (or any regulation which replaces or supersedes such regulation) for purposes of the limitations on benefits and contributions under qualified plans.

          (g) If, for any Plan Year, it is necessary to limit the allocation of an amount to a Member's Account to comply with subsection (a), the Plan shall limit such allocation by reducing contributions in the following order -

               (1) first, to the extent necessary, Supplemental Contributions and any earnings thereon;

               (2) second, to the extent necessary, the Before-Tax Unmatched Contributions, if any, made on his behalf and any earnings thereon;

               (3) third, to the extent necessary, the amount of the Before-Tax Matched Contributions made on his behalf and any earnings thereon. The Company Matching Contributions made with respect to such Before-Tax Matched Contributions and any earnings thereon shall be treated as though they were forfeitures to the extent necessary and as soon as administratively feasible; and

               (4) fourth, to the extent necessary, other Company or Commonly Controlled Entity contributions made to this Plan, or to other qualified defined contribution plans.

If the limitations of subsection (b) are exceeded, the accrued benefit of the Member under the defined benefit plan shall be reduced to the extent necessary to satisfy the requirements of subsection (b).

          (h) For any Plan Year in which no more than one-third of contributions to the Plan which are made to meet the obligations under an ESOP Loan are allocated to Highly Compensated Employees, the dollar limitation of
(a)(1) above shall be increased by the lesser of the dollar amount as computed without regard to this sentence, or the amount of ESOP Preferred Stock contributed as or purchased with such contributions for such Plan Year. For any Plan Year in which no more than one-third of contributions to the Plan which are made to meet the obligation under an ESOP Loan are allocated to Highly Compensated Employees, the limitations of this Article XX shall not apply to any forfeitures of ESOP Preferred Stock acquired with the proceeds of an ESOP Loan or to contributions which are used to make interest payments under an ESOP Loan and charged against a Member's account.

                       ARTICLE XXI - Top-Heavy Provisions

Section  21.01  -  Application  of  Top-Heavy  Provisions
                   --------------------------------------

          (a) Except as provided in subsection (b)(2), if as of a Determination Date, the sum of the amount of the Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceeds sixty percent (60%) of the amount of the Section 416 Accounts of all Members and Beneficiaries, the Plan is top-heavy and the provisions of this Article shall become applicable.

               If any individual has not received any compensation (other than benefits under a plan) from the Company or a Commonly Controlled Entity of the Company at any time during the five-year period ending on the Determination Date, the Section 416 Account of such individual or his Beneficiary shall be excluded from all computations under this Article with respect to Plan Years beginning after December 31, 1984. However, if such an individual returns to employment with the Company or Commonly Controlled Entity, his Section 416 account shall be included in calculations under this section. The Section 416 Account of an individual who was a Key Employee but is not a Key Employee for the Plan Year containing the Determination Date and the preceding four Plan Years or the Section 416 Account of the Beneficiary of such an individual shall be excluded from all computations under this Article.

          (b) (1) If as of a Determination Date this Plan is part of an Aggregation Group which is top-heavy, the provisions of this Article shall become applicable. Top-heaviness for the purpose of this subsection shall be determined with respect to the Aggregation Group in the same manner as described in subsection (a) except that if the Aggregation Group includes a defined benefit plan, the Section 416 Account shall include the present value of the accrued benefit of a member or a beneficiary under such plan.

               (2) If this Plan is top-heavy under subsection (a), but the Aggregation Group is not top-heavy, this Article shall not be applicable.

          (c) The Plan Administrator shall have responsibility to make all calculations to determine whether this Plan is top-heavy. The Plan Administrator may use a method which approximates the calculations described in
Section 21.01(a) provided that it mathematically proves that the Plan is not top-heavy, such as a method which overstates the Section 416 Accounts with respect to Key Employees and understates the Section 416 Accounts with respect to non-Key Employees.

Section  21.02  -  Definitions
                   -----------

          (a) "Aggregation Group" means this Plan and all other plans (including a frozen plan) maintained by the Company which covers a Key Employee or his Beneficiary and any other plan which enables a plan covering a Key Employee or his Beneficiary to meet the requirements of Code Sections 401(a)(4) or 410. A terminated plan shall be included in an Aggregation Group if it was maintained by the Company within the last five (5) years ending on the Determination Date for the Plan Year in question and would, but for the fact it was terminated, meet the conditions of the preceding sentence. In addition, at the election of the Plan Administrator, the Aggregation Group may be expanded by the company if such expanded Aggregation Group meets the requirements of Code Sections 401(a)(4) and 410.

          (b) "Determination Date" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined.

          (c) "Key Employee" means an Employee (or a former or deceased Employee) who, for the Plan Year containing the Determination Date or any of the four preceding Plan Years (including years before 1984), is:

               (1) an officer of the Company or a Commonly Controlled Entity of the Company having an annual Compensation for a Plan Year greater than one hundred fifty percent (150%) of the amount in effect under Code Section 415(c)(1)(A) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of --

                    (A)     50  Employees,  or

                    (B) the greater of (i) three Employees or (ii) ten percent (10%) of the greatest number of employees of the company and its Commonly Controlled Entities for the Plan Year containing the Determination Date and the preceding four Plan Years shall be treated as officers, and such officers shall be those with the highest annual Compensation in the five-year period;

               (2) one of the ten Employees having an annual Compensation in excess of the amount in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent (1/2%) interest in the Company and the largest interests in the Company;

               (3)     a  five-percent  (5%)  owner  of  the  Company;  or

               (4) a one-percent (1%) owner of the Company having an annual Compensation [as defined in Section 20.01(f)] of more than $150,000.

               For the purpose of subsection (c)(1)(B)(ii), if ten percent (10%) of the number of Employees is not an integer, the number shall be increased to the nearest integer. The determination as to whether a person is an officer shall be made on the basis of his actual authority and duties and without regard to his title. For the purpose of subsection (c)(2), if two Employees have the same interest in the Company, the Employee having the greater annual
Compensation from the Company, shall be treated as having a larger interest. For the purpose of subsections (c) (3) and (c)(4), ownership shall be determined in accordance with Code Section 416 (i)(1)(B) and (C).

          (d)     "Section  416  Account"  means  the  sum  of:

               (1) the amount credited to a Member's or Beneficiary's Account under this Plan as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date (or his account under another qualified defined contribution plan which is part of an Aggregation Group) including uncontributed amounts due as of such Valuation Date but which are actually contributed on or before the Determination Date;

               (2) the present value of the accrued benefit credited as of a Determination Date to a Member or Beneficiary under a qualified defined benefit plan which is part of an Aggregation Group; and

               (3) the amount of distributions to the Member or Beneficiary during the five-year period ending on the Determination Date, including a distribution under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group, a distribution of Employee contributions, and a distribution made before January 1, 1984, but excluding a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Member or that is contributed to a plan which is maintained by the Company; reduced by --

               (4) the amount of a rollover contribution (or similar transfer) which is accepted by this Plan (or a plan forming part of an Aggregation Group) after December 31, 1983 and which was initiated by the Member and derived from a plan not maintained by the Company or a Commonly Controlled Entity of the Company, and the earnings on such rollover contribution.

Section  21.03  -  Minimum  Contribution
                   ---------------------

          (a) If this Plan is determined to be top-heavy under the provisions of Section 21.01, with respect to each Member who is not a Key employee and is an Employee on the last day of the Plan Year, the sum of Employer Contributions (other than Before-Tax Contributions), forfeitures treated as Employer Contributions under this Plan, and under all qualified defined contribution plans in the Aggregation Group shall not be less than three percent (3%) of such Member's Compensation [as defined in Section 21.01(f)]. Notwithstanding the provisions of Section 10.02, contributions made pursuant to this Section shall be fully vested at all times. This Section shall not be applicable with respect to a Member who is also covered under a defined benefit plan maintained by the Company which provides the benefit specified by Code
Section  416(c)(1).

          (b) The contribution rate specified in subsection (a) shall not exceed the percentage at which Employer Contributions and forfeitures are allocated under the Plan or the plans of the Aggregation Group to the account of the Key Employee for whom such percentage is the highest for the Plan Year. For the purpose of this subsection, the percentage for each Key Employee shall be determined by dividing the Employer Contributions and forfeitures for the Key Employee by the amount of his total compensation for the year not in excess of $200,000 [as adjusted by the Secretary of the Treasury under Code Section 416(d)]. This subsection shall not apply if this Plan is required to be included in an Aggregation Group and the Plan enables a defined benefit plan which is part of the Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410.

Section  21.04  -  Limit  on  Annual  Additions:  Combined  Plan  Limit
                   ----------------------------------------------------

          (a) If this Plan is determined to be top-heavy under Section 21.01, Sections 20.01(b)(2) and (3) of this Plan shall be applied by substituting 1.0 for 1.25 for Plan Years ending on or before December 31, 1999. The transitional rule of Code Section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875".

          (b)     Subsection  (a)  shall  not  be  applicable  if  --

               (1) Section 21.03 is applied by substituting "four percent (4%)" for "three percent (3%) ", and

               (2) this Plan would not be top-heavy if "ninety percent (90%)" is substituted for "sixty percent (60%)" in Section 21.01.

          (c) If, but for this subsection (c), subsection (a) would begin to apply with respect to the Plan, the application of subsection (a) shall be suspended with respect to a Member so long as there are --

               (1) no Company contributions, forfeitures, or voluntary nondeductible contributions allocated to such Member, and

               (2) no accruals under a qualified defined benefit plan for such Member.




IN WITNESS WHEREOF, the Ralston Purina Company has caused these presents to be executed by the undersigned representative of the Company generally effective as of the first day of January 1999, or as otherwise indicated.




                         RALSTON  PURINA  COMPANY




                         By -------------------------------------

                                                                       EXHIBIT A

                                  COMPENSATION
                                  -------------


I.     ITEMS  INCLUDED  IN  COMPENSATION
       ---------------------------------

       A.     Base  Salary  and  Other  Compensation
              --------------------------------------

Benefit Earnings include base salary, overtime pay, shift differential payments, vacation, paid time off (PTO), and holiday pay.

       B.     Bonuses
              -------

             Bonuses, including intermediate term bonuses, shall be included in benefit earnings when paid. Specific inclusions are the:

             Annual Bonus (Corporate and Division annual incentive plans) Supplemental Special Bonus(1)
             CheckMark  Creative  Bonus
             EBC  Annual  (Special)  Bonus(2)
             Merit  (Lump  Sum)  Bonus
             Performance  Incentive  Program  (PIP)
             Sales  Incentive  Bonus
             Leveraged  Incentive  Plan  (LIP)(3)

             Deferred  bonuses  are  excluded  from  SIP.
                        -------------------

II.     ITEMS  EXCLUDED  FROM  COMPENSATION
        -----------------------------------

        Items to be excluded from Benefit Earnings are listed below, and some are more specifically discussed following the list:

        Allowances
        Company loans to employees, or forgiveness of such indebtedness
        EBC  "Xtra"  Bonus  Awards
        Expatriation  Premium
        Grossed-up  Amounts
        Imputed  Income
        Non-recurring  Incentive  Awards
        Prizes  and  Awards
        Protein Technologies International, Inc. Key Management Incentive Plan Ralston Purina International Additional Incentive Compensation Plan
        Reimbursements
        Severance  Payments
        Special  Bonus  Awards
        Stock  Options  and  Awards
        Leveraged  Incentive  Plan  Payments(4)

-----------------------------------
(1) Available  only  to  annual  bonus  plan  participants.
(2) For service prior to 01/01/93, these awards, previously called Special Recognition Awards, are excluded from benefit earnings under the Grandfathered Eveready Battery Company pension plan provisions.
(3) Included in Benefit Earnings for Ralston Purina Company Retirement Plan, Ralston Purina Company Supplemental Retirement Plan, Ralston Company Savings Investment Plan, and Ralston Purina Company Executive Savings Investment Plan. LIP payments are not included in Benefit Earnings for life insurance or any other plan including other welfare plans.
(4) Leveraged Incentive Plan (LIP) payments are included in Benefit Earnings for Ralston Purina Company Retirement Plan, Ralston Purina Company Supplemental Retirement Plan, Ralston Company Savings Investment Plan, and Ralston Purina Company Executive Savings Investment Plan. LIP payments are not included in Benefit Earnings for life insurance or any other plan including other welfare plans.


      A.  Allowances
          ----------

          Allowances are similar to reimbursements and are excluded from Benefit
          ----------------------------------------------------------------------
          Earnings since  they represent expenses of the employee rather than
          -------------------------------------------------------------------
          compensation from the Company.  Examples  include,  but  are  not
          -----------------------------------------------------------------
          limited to:

          Automobile  Allowances
          Cost  of  Living  Adjustments
          Hiring  Packages
          Meal  Allowances
          Mortgage  Difference  Allowance
          Per  Diems
          Relocation  Allowance
          Tool  Allowance
          Trade  Class  Allowance
          Uniform  Allowance

     B.   Imputed  Income
          ---------------

          Benefit Earnings do not include imputed income or income related to any "non-cash" items provided to or used by an employee, including but not limited to:

          Partnership  Life  Insurance  Program
          Personal  Car  Usage
          Personal  Use  of  Company  Facilities
          Personal  Use  of  Company  Plan
          Spouse  Travel

     C.   Prizes  and  Awards
          -------------------

          Excluded are merchandise awards and cash awards of a set amount which are granted on an occasional, non-recurring basis, such as:

          Anniversary  and  Service  Awards
          Hospital  Audit  Program
          Merchandise  Awards
          Sales  Prizes
          Suggestion  Awards
          Safety  Awards

     D.   Reimbursements
          --------------

          Excluded from Benefit Earnings are all payments to make an employee whole for expenses incurred. Examples include, but are not limited to, the following:

          Automobile  Expenses
          Financial  Planning  Reimbursements
          Memberships
          Moving  Expenses
          Executive  Health  Plan  Reimbursements
          Travel  Expenses
          Tuition  Reimbursements

     E.   Severance  Payments
          ------------------

          Payments made as part of a severance package are excluded. Vacation pay or paid time off (PTO) paid upon termination is not considered
                                                                ---
          severance and should be included  in  Benefit Earnings.  Severance
                                  ------------------------------
          package payments, which are excluded, include, but are not limited to:

          Settlement  Payments
          Lump-Sum  Payments
          Separation  Pay
          Severance  Pay
          Termination  Pay
          Supplemental  Payments
          Layoff  Payments  Or  Allowance